                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          GLOBAL MED TECHNOLOGIES, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price  or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5) Total fee paid:
         .......................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing  for  which the  offsetting  fee was paid previously. Identify the previous filing by registration statement number,or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
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         2) Form, Schedule or Registration Statement No.:
         .......................................................................
         3) Filing Party:
         .......................................................................
         4) Date Filed: ........................................................

Notes:  Pursuant  to  Instruction  5 to  Item  10(b)(2)  of  Schedule  14A,  the
Commission is hereby informed, as supplemental information,  that the additional shares  of the  Registrant's  Common  Stock  reserved  for  issuance  under  the
Registrant's 2001 Stock Option Plan and Amended and Restated 1997 Employee Stock
Compensation  Plan will be  registered  under  the  Securities  Act of 1933,  as amended, on Form S-8 as soon a practical after the approval of said Plans by the
Registrant's  shareholders  at the Special Meeting of Shareholders to be held on
April 16, 2001.

GLOBAL MED TECHNOLOGIES, INC.
12600 West Colfax, Suite C-420
Lakewood, Colorado 80215

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 16, 2001

March__, 2001

TO THE SHAREHOLDERS OF GLOBAL MED TECHNOLOGIES, INC.:

        NOTICE is hereby given that the Special Meeting of Shareholders of Global Med Technologies, Inc., a Colorado corporation (the “Company”), will be held at 1775 Sherman Street, Suite 1001, Denver, Colorado 80203, on Monday, April 16, 2001, at 9:30 a.m. Mountain Daylight Time, to consider and take action on the following matters:

1.	A proposal to amend and restate the Articles of Incorporation to increase the authorized shares of the Company to 100,000,000, of which 90,000,000 are to be Common Stock, par value $.01 per share, and 10,000,000 are to be Preferred Stock, par value $.01 per share (amendment of the Articles of Incorporation requires the affirmative vote of a majority of the Common Stock outstanding);

2.	A proposal to approve the 2001 Stock Option Plan with a maximum aggregate number of shares reserved for issuance thereunder of 15,000,000 shares of Common Stock and a term of ten years (requires the affirmative vote of a majority of the shares of Common Stock represented at the Meeting);

3.	A proposal to approve the Amended and Restated 1997 Employee Stock Compensation Plan, increasing the maximum aggregate number of shares reserved for issuance thereunder to 1,000,000 shares of Common Stock (requires the affirmative vote of a majority of holders of the shares of Common Stock represented at the Meeting);

4.	To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the year ended December 31, 2000; and

5.	To transact such other business as may properly come before the Meeting or any continuation, postponement or adjournment thereof.

        The statement of the proposals of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

        The Board of Directors has fixed the close of business on March 1, 2001, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of the Special Meeting of Shareholders and entitled to vote at this Special Meeting and at any continuation, postponement or adjournment thereof.

        Date: March __, 2001 ("Notice Date")

                                                                                                                                          By Order of the Board of Directors

                                                                                                                                          Michael I. Ruxin, M.D.
                                                                                                                                          Chairman of the Board
                                                                                                                                          and Chief Executive Officer

GLOBAL MED TECHNOLOGIES, INC.
12600 West Colfax, Suite C-420
Lakewood, Colorado 80215

March __, 2001

Dear Shareholder:

        You are cordially invited to attend the Special Meeting of Shareholders of Global Med Technologies, Inc. (the "Company") on Monday, April 16, 2001, at 9:30 a.m. Mountain Daylight Time. The Special Meeting will be held at 1775 Sherman Street, Suite 1001, Denver, Colorado 80203.

        The accompanying Notice of Special Meeting and Proxy Statement describe the matters to be considered and voted upon at the Meeting. In addition to consideration of these matters, there will be a report to the shareholders on the affairs of the Company, and shareholders will have an opportunity to discuss matters of interest regarding the Company.

        It is important that your shares be represented, whether or not you plan to attend the Meeting personally. To ensure that your vote will be received and counted, please promptly complete, date and return your Proxy in the enclosed return envelope, whether or not you plan to attend the Meeting in person.

        We look forward to seeing you at the Special Meeting.

                                                                                                                                           Sincerely

                                                                                                                                          Michael I. Ruxin, M.D.
                                                                                                                                          Chairman of the Board
                                                                                                                                          and Chief Executive Officer

GLOBAL MED TECHNOLOGIES, INC.
12600 West Colfax, Suite C-420
Lakewood, Colorado 80215

PROXY STATEMENT

GENERAL

        The enclosed Proxy is solicited on behalf of the Board of Directors (the “Board”) of Global Med Technologies, Inc., a Colorado corporation (the “Company”), for use at the Special Meeting of Shareholders to be held on Monday, April 16, 2001, at 9:30 a.m., Mountain Daylight Time (the “Special Meeting”), or at any continuation, postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at 1775 Sherman Street, Suite 1001, Denver, Colorado 80203. The Proxy and Proxy Statement will be mailed to shareholders on or about March __, 2001.

REVOCABILITY OF PROXY

        If the enclosed Proxy is executed and returned, it will be voted on the proposals as indicated by the Shareholder. The Proxy may be revoked by the Shareholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated Proxy and delivering it to the Company prior to the Meeting or by voting in person at the Meeting.

SOLICITATION

        The cost of preparing, assembling and mailing the Notice of Special Meeting, Proxy Statement and Proxy (the “Proxy Materials”), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

        Shareholders of record at the close of business on March 1, 2001 (the “Record Date”) will be entitled to vote on all matters considered at the Meeting. On the Record Date, the Company had 22,486,386 shares of Common Stock, $.01 par value (the “Common Stock”) issued. The holders of the Common Stock are entitled to one vote per share. The Company has no classes of voting securities outstanding, other than its Common Stock. One-third of the issued and outstanding shares of all classes of voting securities entitled to vote, represented in person or by proxy, constitutes a quorum at any shareholders Meeting. Broker non-votes and abstentions will be counted for purposes of determining a quorum; however, they will not be counted as votes cast. Therefore, such votes will not have the effect of a negative vote or a vote against any proposal.

        The Company is currently controlled by Online Credit International Limited, f.k.a. Heng Fung Holdings Company Limited ("Online Credit International"), and its principals, Fai H. Chan, Kwok Jen Fong, Robert H. Trapp and Tony T. W. Chan, which have appointed six of the nine members of the Board of Directors of the Company. These directors are Fai H. Chan, Kwok Jen Fong, Robert H. Trapp, Tony T. W. Chan, Gary L. Cook and Jeffrey M. Busch. In addition, through its subsidiaries, Online Credit International currently owns 12,553,507 shares of the Company's Common Stock and derivative securities which may be exercised and/or converted into 5,967,000 shares of the Company's Common Stock.(1)

        The following table sets forth, as of March 1, 2001, the ownership of the Company’s Common Stock, based upon 22,486,386 shares of Common Stock issued, by (i) each director and executive officer of the Company, (ii) all directors and executive officers of the Company as a group, and (iii) all persons known by the Company to beneficially own more than 5% of the Company’s Common Stock.

                                                          Amount and Nature of Beneficial Ownership(2)
                                               ---------------------------------------------------------------
                                                                                        Combined
                                                                                        Shares of
                                                                                      Common Stock
                                                             Percent of    Shares      and Shares     Combined
                                                               Common     Underlying   Underlying    Percent of
                           Position With         Shares of   Stock Out-   Derivative   Derivative      Common
Name and Address              Company          Common Stock   Standing    Securities   Securities       Stock
----------------           -------------       ------------  ---------    ----------   ----------    ----------

Michael I. Ruxin, M.D.      Chairman of the      457,106       2.0%     256,250(3)    713,356          3.1%
12600 W. Colfax             Board and Chief
Suite C-420                Executive Officer
Lakewood, CO 80215

Fai H. Chan                    Director        12,553,507(4)  55.8%    6,217,000(5) 18,770,507         65.4%
30 Wall Street, 11th Fl.
New York, NY 10005

Jeffrey M. Busch               Director          156,000       0.7%    1,000,000(6)  1,156,000         4.9%
3828 Kennet Pike,
Suite 206
Greenville, DE  19807

Gerald F. Willman            Director and      882,514(7)      3.9%     112,000(8)    994,514          4.4%
4925 Robert J. Mathews           Vice
Parkway, Suite 100          President-Sales
El Dorado Hills, CA  95762     (Wyndgate
                             Technologies)

Gordon E. Segal, M.D.         Director         461,000       2.1%        74,250(9)       535,250       2.4%
1816 Autumn Street
Memphis, TN 38112

Thomas F. Marcinek          President and      20,500        0.1%       360,000(10)      380,500       1.7%
4925 Robert J. Mathews     Chief Operating
Parkway, Suite 100             Officer
El Dorado Hills, CA 95762

Kwok Jen Fong                 Director           -0-         0.0%       150,000(11)      150,000       0.7%
7 Tamasek Blvd.
#43-03 Suntec
Tower One
Singapore 038987

Gary L. Cook               Director Acting        7,000      0.0%        30,000(12)      37,000        0.2%
1700 Lincoln Street,          Principal
31st Floor                    Financial
Denver, CO 80203             Officer and
                              Treasurer

Robert H. Trapp               Director           -0-         0.0%        30,000(13)      30,000        0.1%
1700 Lincoln Street,
31st Floor
Denver, CO 80202

Kim Geist                     Secretary          -0-         0.0%        13,000(14)      13,000        0.1%
12600 W. Colfax,
Suite C-420
Lakewood, CO 80215

Tony T. W. Chan               Director           -0-         0.0%        10,000(15)      10,000        0.0%
1565 California St., #605
Denver, CO 80202

                                              ----------    -----        ----------     ----------      -----
All directors and
executive officers as a
group (11 persons)                            14,537,627     64.7%        8,252,500     22,790,127      74.1%
                                              ==========    ======       ==========     ==========      =====

Online Credit International    None           12,553,507(16) 55.8%        5,967,000(17) 18,520,507      65.1%
Lippo Protective Tower,
10th Floor
231-235 Gloucester Road
Wanchai, Hong Kong

(1) Fai H. Chan is an officer, director and 11.8% shareholder of Online Credit International and, therefore, is a beneficial owner of the shares beneficially owned by Online Credit International and its subsidiaries. Messrs. Fong, Trapp, Busch, Cook and Tony T. W. Chan are also officers, directors and/or shareholders of Online Credit International and/or certain of its subsidiaries; however, they disclaim beneficial ownership of the shares beneficially owned by Online Credit International and its subsidiaries. Online Credit International owns 98.6% of the outstanding Common Stock of Heng Fung Capital (S) Limited (“Heng Fung Capital”). Heng Fung Capital owns 100% of the outstanding Common Stock of Online Credit Ltd., f.k.a. Heng Fung Finance Company Limited (“Online Credit Ltd.”) and approximately 31% (beneficially approximately 76%) of the outstanding Common Stock of eVision USA.Com, Inc., formerly known as Fronteer Financial Holdings Ltd.

(“eVision”). eVision owns a majority of the outstanding Common Stock of eBanker USA.com, Inc., formerly Fronteer Development Finance, Inc. (“eBanker”), and 100% of the outstanding Common Stock of American Fronteer Financial Corporation, formerly RAF Financial Corporation (“AFFC”), the underwriter of the Company’s initial public offering, and 100% of eBiz Solutions, Inc. (“eBiz”). Online Credit Ltd. owns 2,000,000 shares of the Company’s Common Stock. eBanker owns: (i) 9,463,507 shares of the Company’s Common Stock; (ii) warrants to purchase 1,000,000 shares of the Company’s Common Stock, exercisable at $0.25 per share until April 14, 2008; and (iii) a $3,828,700 promissory note which is convertible into 3,828,700 shares of the Company’s Common Stock at $1.00 per share. eVision owns: (i) 1,050,000 shares of the Company’s Common Stock; and (ii) warrants to purchase 1,000,000 shares of the Company’s Common Stock, exercisable at $0.25 per share until April 14, 2008. AFFC owns warrants to purchase 46,100 units at $11.55 per unit, exercisable until February 11, 2003, each unit consisting of two shares of the Company’s Common Stock and a warrant to purchase one share of the Company’s Common Stock at $7.51, exercisable until February 11, 2003. eBiz, owns 40,000 shares of the Company’s Common Stock.

(2) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares and, under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(3) Includes 6,250 shares underlying warrants issued in connection with the purchase of 10% Notes and 250,000 shares underlying options. Does not include 2,000,000 shares underlying options which are not exercisable within 60 days of the date hereof.

(4) Includes the following shares owned by subsidiaries of Online Credit International, of which Mr. Chan is an officer, director and 11.8% shareholder: (i) 2,000,000 shares owned by Online Credit Ltd.; (ii) 9,463,507 shares owned by eBanker; (iii) 1,050,000 shares owned by eVision; and (iv) 40,000 shares owned by eBiz.

(5) Includes the following shares underlying derivative securities owned by subsidiaries of Online Credit International, of which Mr. Chan is an officer, director and 11.8% shareholder: (i) 1,000,000 shares underlying warrants owned by eBanker; (ii) 1,000,000 shares underlying warrants owned by eVision; (iii) 138,300 shares underlying warrants to purchase 46,100 units, each unit consisting of 2 shares of Common Stock and one warrant, owned by AFFC; and (iv) a $3,828,700 promissory note which is convertible into 3,828,700 shares of common stock at $1 per share. Also includes 250,000 shares underlying options issued to Mr. Chan for services as a director of the Company.

(6) Includes 400,000 shares underlying options and 600,000 shares underlying warrants.

(7) Includes 346,481 shares owned by Lori J. Willman, the spouse of Mr. Willman.

(8) Includes 110,000 shares underlying options owned by Mr. Willman and 2,000 shares underlying options owned by Lori J. Willman, the spouse of Mr. Willman. Does not include 40,000 shares underlying options owned by Mr. Willman and 8,000 shares underlying options owned by Mrs. Willman which are not exercisable within 60 days of the date hereof. Mr. Willman has granted individual options to certain employees of Wyndgate Technologies to purchase all or any part of 109,434 of his shares of the Company, exercisable until September 21, 2005.

(9) Includes 6,250 shares underlying warrants issued in connection with 10% Notes and 68,000 shares underlying options. Does not include 12,000 shares underlying options which are not exercisable within 60 days of the date hereof.

(10) Includes 360,000 shares underlying options. Does not include 640,000 options which are not exercisable within 60 days of the date hereof.

(11) Includes 150,000 shares underlying options.

(12) Includes 30,000 shares underlying options. Does not include 20,000 shares underlying options which are not exercisable within 60 days of the date hereof. Does not include 28,000 shares which do not vest within 60 days of the date hereof.

(13) Includes 30,000 shares underlying options. Does not include 20,000 shares underlying options which are not exercisable within 60 days of the date hereof.

(14) Includes 13,000 shares underlying options. Does not include 7,000 shares underlying options which are not exercisable within 60 days of the date hereof.

(15) Includes 10,000 shares underlying options. Does not include 40,000 shares underlying options which are not exercisable within 60 days of the date hereof.

(16) Includes the following shares owned by subsidiaries of Online Credit International: (i) 2,000,000 shares owned by Online Credit Ltd.; (ii) 9,463,507 shares owned by eBanker; (iii) 1,050,000 shares owned by eVision; and (iv) 40,000 shares owned by eBiz.

(17) Includes the following shares underlying derivative securities owned by subsidiaries of Online Credit International: (i) 1,000,000 shares underlying warrants owned by eBanker; (ii) 1,000,000 shares underlying warrants owned by eVision; (iii) 138,300 shares underlying warrants to purchase 46,100 units, each unit consisting of two shares of Common Stock and one warrant, owned by AFFC; and (iv) 3,828,700 shares underlying a $3,828,700 promissory note which is convertible into 3,828,700 shares of Common Stock at the rate of $1.00 per share.

Changes In Control

        1998 Financing Agreements. On April 14, 1998, LIL Capital, Inc., formerly Fronteer Capital, Inc. (“LILC”), a then wholly-owned subsidiary of eVision, and Online Credit Ltd. committed to provide the Company lines of credit for up to $1,650,000 and $1,500,000, respectively, for a total combined loan commitment of $3,150,000 over the following twelve months (the “April 1998 Financing Agreements”). The loans bear interest calculated at a rate of 12% per annum, were convertible into shares of Common Stock at $0.05 per share and were originally due on April 15, 1999. Dr. Michael I. Ruxin, the Chairman of the Board and Chief Executive Officer of the Company, agreed to personally guarantee the repayment of $1,650,000 of the LILC line of credit, which guarantee is limited to certain of Dr. Ruxin’s assets.

        For extending the line of credit and pursuant to the April 1998 Financing Agreements, Online Credit Ltd. received warrants to purchase 6,000,000 shares of Common Stock. Using the Black-Scholes model for estimating the fair value of the warrants to purchase 6,000,000 shares of Common Stock, we recorded $5,340,000 as deferred financing costs as of April 14, 1998, which was amortized straight-line over the term of the loan. For extending the line of credit, LILC received warrants to purchase 1,000,000 shares of Common Stock. Using the Black-Scholes model for estimating the fair value of the warrants to purchase 1,000,000 shares of Common Stock, we recorded $890,000 as deferred financing costs as of April 14, 1998, to be amortized straight-line over the term of the loan. It also was agreed that when the LILC line of credit was drawn upon, LILC would receive additional warrants to purchase 5,000,000 shares of Common Stock. All warrants issued under the April 1998 Financing Agreements are exercisable at $0.25 per share for up to ten years. All of the warrants and the underlying shares were registered for resale under the Securities Act of 1933, as amended (the “1933 Act”). The Registration Statement, which registered the warrants and the underlying shares became effective February 16, 1999, and expired in November 1999. We intend to file a Post-Effective Amendment to the Registration Statement to update the Registration Statement.

        Pursuant to the April 1998 Financing Agreements, the Company agreed that the Board would not exceed nine members and Online Credit Ltd. International has appointed six directors to the Board in addition to the three remaining directors elected at the last Annual Meeting of Shareholders.

        On September 28, 1998, we approved an Assignment, Assumption and Consent Agreement with LILC and eBanker, whereby we consented to the assignment by LILC of all of the rights, duties and obligations under the LILC line of credit to eBanker.

        In October 1998, the LILC line of credit (which was assigned to eBanker) was drawn upon and, pursuant to the April 1998 Financing Agreements, eBanker received warrants to purchase 5,000,000 shares of Common Stock exercisable at $0.25 per share. Using the Black-Scholes model for estimating the fair value of the warrants to purchase 5,000,000 shares of Common Stock, we recorded an additional $4,450,000 as deferred financing costs as of October 30, 1998, which was amortized straight-line over the remaining term of the loan.

        In October 1998, we also entered into a Loan and Warrant Purchase and Sale Agreement with Online Credit Ltd. and eBanker whereby Online Credit Ltd. sold, and eBanker purchased, $1,000,000 of the $1,500,000 Online Credit Ltd. loan and warrants to purchase 4,000,000 shares of Common Stock. Online Credit Ltd. returned $1,500,000 in promissory notes and its warrant to purchase 6,000,000 shares of our Common Stock exercisable at $0.25 per share to us, and we have issued a $500,000 promissory note and a warrant to purchase 2,000,000 shares of our Common Stock exercisable at $0.25 per share to Online Credit Ltd. and a $1,000,000 promissory note and a warrant to purchase 4,000,000 shares of our Common Stock exercisable at $0.25 per share to eBanker.

        1999 Financing Agreements. In March 1999, we entered into agreements for a comprehensive financing package that included, among other things: (1) exercise of 2,000,000 warrants at $0.25 per warrant; (2) an extension of the balance on the line of credit with eBanker until April 15, 2000, and a change in the default conversion rate from $0.05 per share contained in the original loan agreement, to $0.25 per share; and (3) a $750,000 bridge loan which bears interest at 12% per annum. In April 1999, Online Credit Ltd. surrendered a promissory note in the amount of $500,000 in exercise of the warrants to acquire 2,000,000 shares of our Common Stock at $0.25 per share.

        In consideration for the extension of the eBanker loan until April 15, 2000, we paid a 2% fee of $53,000, payable in 42,400 shares of our Common Stock.

        In April 1999, we entered into an agreement with Online Credit Ltd. for a bridge loan in the amount of $2,000,000 (the “April 1999 Financing Agreement”). The Agreement provides a line of credit, with interest at 12% per annum payable monthly, due April 12, 2000. As consideration for the line of credit, we paid a fee equal to 5% of the total line of credit in 86,957 shares of our Common Stock. The line of credit was convertible, at Online Credit Ltd.‘s option, into shares of our Common Stock at a price of $1.15 per share.

        As revised on May 7, 1999, the $750,000 bridge loan bears interest at 12% and is convertible into shares of our Common Stock at the 15-day average closing bid price prior to the date of conversion. The loan was due and payable December 31, 1999. In consideration of the original commitment for the bridge loan, we paid a fee of 2%, or $15,000, payable in 13,275 shares of Common Stock. The maturity date had been extended from December 31, 1999 to September 30, 2000 in consideration of a fee of an additional 13,275 shares of Common Stock and a change in the conversion rate to $0.50 per share. As discussed below, the principal and interest on this loan had been extended to January 2001.

        On June 2, 1999, the Board of Directors authorized the extension of certain warrants to purchase 187,800 shares of Common Stock at $3.75 per share which were originally granted on June 26, 1996 and exercisable until June 26, 1999. The Board extended the expiration date until June 26, 2004. All other terms of the warrants remained the same. Using the Black Scholes model for estimating fair value, we recognized $238,000 of financing costs expense on this transaction in 1999.

        In September 1999, at the request of Online Credit Ltd. the Board of Directors voted to replace the $2,000,000 bridge loan with Online Credit Ltd. with a line of credit with similar terms with eBanker. The eBanker line of credit was convertible into shares of Common Stock at a price based on the average closing bid price of the Common Stock for a period of fifteen business days prior to conversion. For assuming the commitment, Online Credit Ltd. transferred 86,957 shares of Common Stock to eBanker. As discussed below, the principal and interest on this loan has been extended to July 1, 2001.

        On October 25, 1999, our Company entered into Lockup Agreements with eBanker and eVision. The Agreements provided that eBanker and eVision would not, between October 25, 1999 and October 28, 2000, without our prior written consent, publicly offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, (i) warrants to purchase 9,000,000 shares of our Common Stock at $0.25 per share held by eBanker or warrants to purchase 1,000,000 shares of our Common Stock at $0.25 per share held by eVision and (ii) any shares (the shares, and the warrants, are referred to collectively as the “Securities”) of Common Stock issuable upon the exercise of the warrants; provided, however, that eBanker or eVision could offer, sell, contract to sell, grant an option for the sale of, or otherwise dispose of all or any part of the Securities or other such security or instrument of ours during such period if such transaction was private in nature and the transferee of such Securities or other securities or instruments agreed, prior to such transaction, to be bound by all of the provisions of the Lockup Agreements. In exchange for entering into the Agreements, eBanker and eVision were issued 450,000 and 50,000 shares of Common Stock, respectively. The shares had a value of $296,875 on October 25, 1999, which is being amortized over the term of the Agreements.

        In addition, the Agreements provided that (i) eBanker and eVision will not be restricted from disposing of the Securities in the event that an unaffiliated third party commenced a tender offer for the outstanding Common Stock, (ii) eBanker and eVision would not be restricted from disposing of 450,000 and 50,000 shares, respectively, of the Securities in the aggregate if the closing sale price for the Common Stock on the principal market on which it trades equaled or exceeded $5.00 per share for any ten consecutive trading day period preceding the date of such sale, and (iii) that there were no restrictions upon the ability of eBanker or eVision to exercise the warrants.

        On December 22, 1999, the Board of Directors extended the exercise period of our previously issued 1,456,988 Class A Warrants from February 11, 2000 to February 11, 2003. We also have reduced the exercise price of these warrants from $4.55 to $3.00 per share. Using the Black Scholes model for estimating fair value, this resulted in an expense of $899,800, which was recognized in 1999. We also extended warrants to acquire 46,100 units exercisable at $11.55 per unit, each unit consisting of two shares of Common Stock and a warrant to purchase one share of Common Stock at $7.51 per share, owned by AFFC, the underwriter of our original public offering. The warrants were originally exercisable until January 14, 2002. We extended the warrants until February 11, 2003, but did not reduce the exercise price of AFFC’s warrants. Using the Black Scholes model for estimating fair value, this resulted in an expense of $78,000, which was recognized in 1999.

        2000 Financing Agreements. In April 2000, the loan agreements with eBanker for $2,650,000 and $2,000,000 that were due in April 2000 were extended to January 9 and January 7, 2001, respectively. Payment of interest was also extended to the respective dates in January 2001. The conversion rate of the $2,650,000 loan agreement was increased to $1.6875 per share. Other terms of the loans remained the same. In consideration of the extension, we paid a fee of 137,778 shares of our Common Stock. Based on the market price of the stock on the date of the agreements, the shares had a value of $262,130, which was recorded as deferred financing costs and amortized over the extension period. If the loans and accrued interest were not repaid in 270 days, ten-year warrants, to purchase shares of our Common Stock at an exercise price of $0.50 per share, were to be issued to eBanker. The number of shares of Common Stock to be included in the warrant were to be equal to the entire principal and interest amount divided by the exercise price of $0.50.

        The bridge loan with eBanker of $750,000 matured on September 30, 2000. In April 2000, eBanker extended the due date to January 1, 2001. Payment of interest was also extended to January 1, 2001. We paid a fee of 22,222 shares of our Common Stock for the extension. Based on the market price of our Common Stock on the date of the agreements, the shares had a value of $37,500, which was recorded as deferred financing costs and amortized over the extension period.

        In November 2000, eBanker exercised warrants to purchase 8,000,000 shares of our Common Stock for $2,000,000 at $0.25 per share. The $2,000,000 was paid in the form of an exchange of $2,000,000 of the $2,650,000 owed to eBanker under the financing agreements due in January 2001. In conjunction with this exercise, eBanker agreed to extend to July 1, 2001 and merge the balances on the remaining financing agreements totaling $3,828,700, including accrued interest of $428,700. If the principal and interest outstanding, is not repaid in full by July 1, 2001, eBanker will be awarded warrants to purchase up to approximately 10,000,000 shares of our Common Stock exercisable at $0.50 per share depending on the then outstanding principal balance and the principal will automatically be extended until July 1, 2003. eBanker also agreed to modify the default conversion rate to $1.00 per share. eBanker was issued 500,000 restricted shares of our Common Stock as consideration for the change in the conversion rate and 197,600 restricted shares of Common stock as a 5% extension fee. In addition, upon the occurrence of certain events related to a certain contract for our Company to provide products and services, our Company, at its discretion, will be able to issue up to $1,500,000 worth of Common Stock to eBanker at $0.50 per share in the form of an exchange of debt.

        If the Company defaults on the repayment of any amount owed to eBanker, the three original members of our Board of Directors, Dr. Michael I. Ruxin, Dr. Gordon E. Segal and Gerald F. Willman, Jr., may have to resign, and Online Credit International will have the right to appoint all new members to our Board of Directors.

MARKET FOR OUR COMMON STOCK

        Market Information. Our Common Stock is traded on the over-the-counter (OTC) Bulletin Board. The following table sets forth the high and low bid prices for our Common Stock. The quotations reflect inter-dealer prices, with retail mark-up, mark-down or commissions, and may not represent actual transactions.

         1998 Fiscal Year                      High Bid            Low Bid
         ----------------                      --------            -------

         First Quarter                         $   2.00            $   0.78125
         Second Quarter                        $   1.78125         $   1.00
         Third Quarter                         $   1.3125          $   0.65625
         Fourth Quarter                        $   1.0625          $   0.53125

         1999 Fiscal Year
         ----------------

         First Quarter                         $   2.625           $   0.78125
         Second Quarter                        $   1.875           $   0.9063
         Third Quarter                         $   1.2813          $   0.6562
         Fourth Quarter                        $   0.8438          $   0.4375

         2000 Fiscal Year
         ----------------

         First Quarter                         $  4.25             $ 0.5938
         Second Quarter                        $  2.6875           $ 0.9375
         Third Quarter                         $  2.00             $ 1.00
         Fourth Quarter                        $  1.3281           $ 0.40625

        On December 29, 2000, the last reported bid and asked prices for our Common Stock were $0.40625 and $0.46875, respectively. On March ___, 2000, the last reported bid and asked prices for our Common Stock were $_______and $_______, respectively.

PROPOSAL 1

PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATIO TO
INCREASE THE AUTHORIZED SHARES OF THE COMPANY TO 100,000,000, OF
WHICH 90,000,000 ARE TO BE COMMON STOCK AND 10,000,000 ARE TO
BE PREFERRED STOCK

        The Board of Directors has voted to authorize an amendment to Article II of the Company’s Articles of Incorporation and to recommend such proposed amendment to the shareholders for adoption. The amendment would replace the first paragraph of Article II with the following language:

The aggregate number of shares of all classes of capital stock which this corporation shall have authority to issue is 100,000,000 shares, of which 10,000,000 shares shall be shares of Preferred Stock, par value $.01 per share, and 90,000,000 shares shall be shares of Common Stock, $.01 par value per share.

        Additionally, this amendment and all prior amendments shall be combined in one Amended and Restated Articles of Incorporation of the Company. The substantive effect of these changes is to increase the total authorized Common Stock from 40,000,000 shares to 90,000,000 shares. There are no preemptive rights associated with the Common Stock. The authorization of additional shares of Common Stock is to ensure that an appropriate amount of shares is available for issuance under all stock options and all other currently existing derivative securities, including the potential issuance of warrants to purchase up to 10,000,000 shares of our Common Stock exercisable at $0.50 per share in the event that the Company’s indebtedness to eBanker is extended on July 1, 2001, in addition to use in any future offerings. It is not practical at this time to describe any transaction in which the additional Common Stock will be issued because the Company has no immediate plans for such issuance. The issuance of these shares will not require further approval of the shareholders and the Board has the authority to authorize the terms and conditions of such issuance. Approval of this proposal requires an affirmative vote of holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote in person or by proxy at the Special Meeting.

        THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 1.

        It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

MANAGEMENT

        The following table sets forth the names and positions of our directors, executive officers and key employees:

                                                                      Officer or
Name                       Age         Position                       Director Since
----                       ---         --------                       --------------

Michael I. Ruxin, M.D.     55          Chairman of the Board and          1989
                                       Chief Executive Officer

Fai H. Chan                56          Director                           1998

Robert H. Trapp            45          Director                           1998

Kwok Jen Fong              51          Director                           1998

Jeffrey M. Busch           43          Director                           1998

Gary L. Cook               43          Director and Acting                1998
                                       Principal Financial
                                       Officer and Treasurer

Gordon E. Segal, M.D.      48          Director                           1997

Gerald F. Willman, Jr.     43          Director and Vice President-       1995
                                       Sales (Wyndgate Technologies)

Tony T.W. Chan             26          Director                           1999

Thomas F. Marcinek         46          President and Chief Operating      1998
                                       Officer

        The directors are elected to hold office until the next annual meeting of shareholders after expiration of their elected term and until their respective successors have been duly elected and qualified. Officers are elected annually by our Board of Directors and hold office until their successors are duly elected and qualified.

        Mr. Tony T.W. Chan is the son of Mr. Fai H. Chan. None of our officers, directors, significant employees, promoters or control persons has been involved in any event of the type described in Item 401(d) of Regulation S-B promulgated under the 1934 Act, during the past five years.

        The following sets forth biographical information concerning our directors and executive officers for at least the past five years. All of the following persons who are executive officers are also full-time employees.

        Michael I. Ruxin, M.D., our founder, has been an officer and director since our incorporation in 1989 and is currently Chairman of the Board and Chief Executive Officer. Dr. Ruxin received a B.A. degree from the University of Pittsburgh and an M.D. degree from the University of Southern California. Dr. Ruxin is a licensed physician in California and Colorado.

        Fai H. Chan, has been a director since May 1998. He has been a director of eVision since December 26, 1997, and Chairman of the Board of Directors and President since February 1998. Mr. Chan is the Chairman and Managing Director of Online Credit International and has been a Director of Online Credit International since September 2, 1992. Mr. Chan was elected Managing Director of Online Credit International on May 1, 1995 and Chairman on June 3, 1995. Online Credit International’s primary business activities include real estate investment and development, merchant banking, the manufacturing of building material machinery, pharmaceutical products and retail fashion. Mr. Chan was the President and a Director of Asia SuperNet Corporation (formerly Powersoft Technologies, Inc.), which owns various industrial companies, from June 1994 to January 2001 and Chief Executive Officer from June 1995 to January 2001; a Director of Inter-Asia Equities, Inc., a merchant banking company, since June 1993; Executive Director of Hua Jian International Finance Co., Ltd. from December 1994 until December 1996; and Chairman of the Board of Directors of American Pacific Bank since March 1988 and Chief Executive Officer thereof between April 1991 and April 1993.

        Robert H. Trapp has been a director since May 1998. He has been a Director of eVision since December 1997 and the Managing Director since February 1998. Mr. Trapp has been a director of Online Credit International since May 1995; a Director of Inter-Asia Equities, Inc., a merchant banking company, since February 1995 and the Secretary thereof since April 1994; Director, Secretary and Treasurer of Asia SuperNet Corporation (formerly, Powersoft Technologies, Inc.), which owns various industrial companies; and the Canadian operational manager of Pacific Concord Holding (Canada) Ltd. of Hong Kong, which operates in the consumer products industry, from July 1991 until November 1997.

        Kwok Jen Fong has been a director since May 1998. Mr. Fong has been a Director of eVision since February 1998 and a Director of Online Credit International since May 1995. Mr. Fong has been a practicing solicitor in Singapore for at least the last five years.

        Jeffrey M. Busch has been a director since May 1998. Mr. Busch has been a practicing attorney for over five years. Mr. Busch has also been a Director of eVision since February 1998.

        Gary L. Cook has been a director since 1998 and acting Principal Financial Officer and Treasurer since October 2000. Since 1996, he has been Secretary, Treasurer and Chief Financial Officer of eVision and oversees all accounting, internal and external reporting, treasury and cash management functions. Mr. Cook also is Treasurer of eBanker, Executive Vice-President and Chief Financial Officer of AFFC. From 1994 to 1996, Mr. Cook was self-employed as the principal of a business venture where he researched, directed and managed the successful start-up and development of a small business. From 1982 to 1994, he held various positions, lastly of which he was a Senior Manager at KPMG Peat Marwick and was responsible for all auditing services for several clients in various financial and other industries. Mr. Cook also directed the training, management and evaluation of staff developed and implemented accounting, financial and Securities and Exchange

Commission (“SEC”) reporting systems for major growth companies. Mr. Cook received a B.A. in Accounting from Brigham Young University in 1982 and is a member of the Colorado Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

        Gordon E. Segal, M.D., has been a director since April 1997. Since December 1995, he has been co-founder and principal of M & S Ventures, a privately held investment venture capital firm specializing in biotechnology and health care companies. From January 1992 to December 1995, Dr. Segal was a private venture capitalist. Dr. Segal received a B.A. degree in 1973 from Southern Methodist University and an M.D. degree in 1978 from the University of Tennessee. Dr. Segal is a licensed physician in New York and is a board-certified anesthesiologist.

        Gerald F. Willman, Jr. has been a Director and a Vice President of the Wyndgate division since May 1995 and was Chief Financial Officer from April through August 1998. Mr. Willman was a director and Vice President of The Wyndgate Group, Ltd., from 1984 to 1995 and was responsible for the overall design and development of the products developed by The Wyndgate Group, Ltd., including research of new technologies. Prior to his employment at The Wyndgate Group, Ltd., he was employed as a development team leader at Systems Research, Inc. Mr. Willman received a B.S. degree from Hampden Sydney College and M.B.A. degree from National University.

        Tony T.W. Chan has been a director since December 1999. In March 2000, Mr. Chan became the Chief Operating Officer of eVision. In 1999, Mr. Chan became the President of OLBroker.Com, Inc., a wholly-owned subsidiary of eVision. Prior to April 1999, Mr. Chan worked as an Investment Banker for Fronteer Securities (H.K.) Limited, a Hong Kong company in which Online Credit International indirectly holds a minority interest. >From 1998 to April 1999, Mr. Chan worked as an Investment Banker for Commerzbank, Global Equities, Hong Kong. From 1996 to 1998, Mr. Chan worked in equity derivatives for Peregrine Derivatives. Mr. Chan received a Bachelor of Commerce degree in Finance with honors from the University of British Columbia. Mr. Chan is also a member of the Board of Directors of eVision.

        Thomas F. Marcinek was elected as President and Chief Operating Officer in March 1998. From 1994 until 1998, he was the President and owner of Prax Information Systems, Wantagh, New York, a practice management software consulting company. From 1990-1994, he was the President of the Data Technologies Group, a division of Henry Schein, Inc., Melville, New York.

        During 2000, the Company held fifteen directors meetings at which all directors attended or consented to at least 75% of the meetings.

         Committees

        Audit Committee. The Audit Committee acts as the liaison between the Board and our independent public accountants and management. The Audit Committee consists of Dr. Ruxin and Messrs. Fong and Trapp. Using the definition of "Independent Director," as set forth in rule 4200(a)(14) of the National Association of Securities Dealers ("NASD") listing standards: Dr. Ruxin is not independent since he is an officer of the Company, Mr. Trapp is not independent since he is employed by an affiliate of the Company and Mr. Fong is independent. The Audit Committee has not adopted a written charter. The Audit Committee held two meetings during 2000, one meeting during 1999 and one meeting during 1998.

        The Audit Committee submitted two reports to our Board of Directors and accountants during the year 2000. The Audit Committee also is expected to: (i) review and discuss the Company’s audited financial statements for the fiscal year ended December 31, 2000 with the Company’s management; (ii) have discussions with the Company’s independent auditors in accordance with the requirements of SAS 61; (iii) receive the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, and discuss with the independent accountant such accountant’s independence; and (iv) recommend that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2000.

        Compensation Committee. The Compensation Committee recommends compensation levels to our Board of Directors and consists of Dr. Ruxin and Mr. Busch. The Compensation Committee reviews salaries, bonuses, and other forms of compensation for officers and key employees of our Company and our subsidiaries, and establishes salaries, benefits, and other forms of compensation for new employees. The Compensation Committee then submits its recommendations to the full Board for final review and approval. The Compensation Committee held two formal meetings during the fiscal year ended December 31, 2000. Included in the Compensation Committee’s responsibility is the issuance of stock bonuses and stock options under our stock option/bonus plans. In addition, the Compensation Committee reviews other matters concerning compensation and personnel as our Board of Directors may request. The Compensation Committee designs our compensation to enable us to attract, retain, and reward highly qualified executives, while maintaining a strong and direct link between executive pay, our financial performance, and total stockholder return. The Compensation Committee believes that officers and certain other key employees should have a significant stake in our stock price performance under programs which link executive compensation to stockholder return.

        Executive Committee. The Executive Committee was was formed on August 27, 1998 and consists of Dr. Ruxin and Messrs. Fai Chan, Busch and Fong. The Executive Committee discusses general matters and advises our Board with respect to the same.

        Scientific Advisory Committee. The Board of Directors has established a Scientific Advisory Committee to advise and consult with our Board of Directors as may be requested by our Board from time-to-time. Currently, the Scientific Advisory Committee consists of William C. Dickey, M.D., Ronald O. Gilcher, M.D., and Edward P. Scott, M.D. The Scientific Advisory Committee had no formal meetings during the fiscal year ended December 31, 2000. The members of the Scientific Advisory Committee do not receive any cash compensation for serving in that capacity, but each is reimbursed for any expenditures incurred on our behalf.

        William C. Dickey, M.D., Chairman of the Scientific Advisory Committee, has been the Medical Director, Chief Executive Officer and President of the Bonfils Blood Center, Denver, Colorado, since July 1990. >From 1972 to 1974, he was the Director of the Blood Bank for Irwin Army Hospital, located in Texas, and from 1974 to 1991, he was the Director of the Blood Bank for St. Anthony Hospital, Denver, Colorado. He graduated from the University of Denver with a B.S. degree and received his M.D. degree from the University of Colorado School of Medicine. He was certified by the American Board of Pathology for Anatomic and Clinical Pathology in 1972, and is licensed to practice medicine in Colorado and Kansas.

        Ronald O. Gilcher, M.D. has been the President and Chief Executive Officer of the Sylvan N. Goldman Center, Oklahoma Blood Institute, Oklahoma City, Oklahoma, since 1990 and was the director thereof from 1979 to 1990. He served in the U.S. Army Medical Corps at Walter Reed Army Institute of Research, Washington, D.C. from 1968 to 1971, and from 1971 to the present, has been an assistant or associate professor at the University of Pittsburgh School of Medicine (1971 to 1979) and an adjunct professor and clinical associate professor at the University of Oklahoma School of Medicine (1979 to present). Dr. Gilcher graduated from the University of Pittsburgh with a B.S. degree in Chemistry, and received his M.D. degree from Jefferson Medical College. He was certified by the American Board of Internal Medicine for Internal Medicine (1969 and 1977) and by the American Board of Internal Medicine for Hematology (1972), and is licensed to practice medicine in Pennsylvania, Oklahoma and California.

        Edward P. Scott, M.D. has been the Medical Director and Chief Executive Officer of Lifeblood/Mid-South Regional Blood Center, Memphis, Tennessee from 1986 to present. Dr. Scott graduated from Mississippi State University in 1970 and received his M.D. degree from the University of Mississippi Medical School in 1973. He is certified by the American Board of Internal Medicine, the American Board of Pathology, Blood Banking (1981) and the American Board of Internal Medicine, Hematology (1982). He was a member of the American Association of Blood Banks Managerial Think Tank in 1989, and a member of its Standards Committee from 1993 to 1996. He is the author or co-author of numerous published medical journal articles, book chapters and abstracts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Dr. Ruxin has personally guaranteed our $1,650,000 line of credit with eBanker, which guarantee is limited to certain of Dr. Ruxin's assets.

        Our Board of Directors has adopted resolutions that no business transaction, loan or advance will be made by us to any officer, director or holder of more than 5% of our Common Stock, or any affiliate thereof, unless it has been established that a bona fide business purpose exists, that all future transactions between us and our officers, directors, or principal shareholders, or any affiliate of any of such person, must be approved or ratified by a majority of disinterested directors, and the terms of such transaction must be no less favorable to us than could have been realized by us in an arms-length transaction with an unaffiliated person. We believe that all ongoing transactions with our affiliates are on terms no less favorable than could be obtained from unaffiliated third parties.

        Our Board of Directors adopted a resolution in July 1996 that provides that the areas of business in which we shall be interested for the purpose of the doctrine of corporate opportunities shall be the business of information management software products and services. Any business opportunity which falls within such areas of interest must be brought to our attention for acceptance or rejection prior to any of our officers or directors taking advantage of such opportunity. Any business opportunity outside such areas of interest may be entered into by any of our officers or directors without the officer or director first offering the business opportunity to us.

        On May 1, 2000, our Board authorized us to enter into an agreement with eBiz Web Solutions, Inc. (“eBiz”), a subsidiary of eVision, which is a majority owned subsidiary of Online Credit International, whereby eBiz will be engaged as an engineering consultant to re-engineer our Web Site. Pursuant to the agreement with eBiz and the authorization of our Board, the Company issued eBiz 40,000 shares of our Common Stock valued at $0.75 per share. The shares of Common Stock issued to eBiz are restricted securities.

        In July and August 2000, we received a total of $100,000 from Dr. Gordon Segal in connection with Dr. Segal’s purchase of 200,000 shares of our Common Stock.

        On June 29, 2000, we received $500,000 from eVision in connection with eVision’s purchase of 1,000,000 shares of our Common Stock.

        On August 10, 2000, PeopleMed.com (“PeopleMed”), a subsidiary of the Company, received a letter of intent from AFFC to conduct a private placement of PeopleMed’s Common Stock on a “best efforts” basis. The offering is intended to be made pursuant to the exemption from registration under the 1933 Act, provided by Rule 501 of Regulation D, with offers and sales made only to “accredited investors.” AFFC will receive (i) a commission of 10% of the total purchase price of the PeopleMed shares sold in the offering, (ii) warrants to purchase shares of PeopleMed Common Stock exercisable at $1.00 per share equal to an additional 10% of the total placement, and (iii) an expense allowance of 3% of the gross proceeds of the offering. The private placement expired on February 28, 2001. 160,000 shares of PeopleMed’s Common Stock were sold in the offering and commissions in the amount of $20,000 were paid to AFFC in connection with the sale of the shares.

        In November 2000, eBanker exercised warrants to purchase 8,000,000 shares of our Common Stock for $2,000,000 at $0.25 per share. The $2,000,000 was paid in the form of an exchange of $2,000,000 of the $2,650,000 owed to eBanker under the financing agreements due in January, 2001. In conjunction with this exercise, eBanker agreed to extend to July 1, 2001 and merge the balances on the remaining financing agreements totaling $3,828,700, including accrued interest of $428,700. If the principal and interest is not repaid in full by July 1, 2001, eBanker will be awarded warrants to purchase up to approximately 10,000,000 shares of our Company’s Common Stock at $0.50 per share depending on the then outstanding principal balance and the principal will automatically be extended until July 1, 2003. eBanker also agreed to modify the default conversion rate to $1.00 per share. eBanker was issued 500,000 restricted shares of our Common Stock as consideration for the change in the conversion rate and 197,600 restricted shares of Common Stock as consideration for a 5% extension fee. In addition, upon the occurrence of certain events related to a certain contract for the Company to provide products and services, the Company, at its discretion, will be able to issue up to $1,500,000 worth of Common Stock to eBanker at $0.50 per share in the form of an exchange of debt.

EXECUTIVE COMPENSATION

         Summary Compensation Table

        The following table sets forth information regarding compensation paid to our Chief Executive Officer and other executive officers who received in excess of $100,000 of salary and bonus during the year ended December 31, 2000:

                                    Annual Compensation               Long Term Compensation
                                    -------------------               ----------------------

                                                    Restricted
  Name and                                            Stock      Options        Other
  Position               Year    Salary    Bonuses    Awards     & SARs      Compensation
  --------               ----    ------    -------  ----------   -------     ------------

Dr. Michael I. Ruxin,    2000   $194,750     -0-       -0-        -0-        $ 13,964(1)
Chairman and CEO         1999    190,000     -0-       -0-     1,000,000       16,736(2)
                         1998    190,000     -0-       -0-     1,250,000      131,736(3)

Thomas F. Marcinek,      2000    129,904     -0-       -0-        -0-           5,400(4)
President and COO        1999    125,000     -0-       -0-       500,000       10,871(5)
                         1998    125,000     -0-       -0-       500,000       16,342(6)

Gerald F. Willman, Jr.   2000    105,142     -0-       -0-        -0-             -0-
Director and Vice        1999    100,000     -0-       -0-        -0-             -0-
President, Sales         1998     95,000     -0-       -0-       150,000          -0-
(Wyndgate
Technologies)

Alan K. Geddes,          2000     98,752     -0-       -0-        -0-           2,586(7)
Vice President -         1999    125,000     -0-       -0-       200,000(10)   17,139(8)
Finance, Chief           1998     52,083     -0-       -0-       350,000(10)    5,599(9)
Financial Officer
and Treasurer
(through July 17, 2000)

William J. Collard,      2000     80,601(11) -0-       -0-        -0-             -0-
Director and Wyndgate    1999    118,583     -0-       -0-        -0-             -0-
President (through       1998    101,557(12) -0-       -0-        -0-           4,983(13)
February 4, 1999)

(1)Dr. Ruxin received $3,800 per annum in life insurance premiums and a $847 per month car allowance.

(2)Dr. Ruxin received $3,800 per annum in life insurance premiums and a $1,078 per month car allowance.

(3)Dr. Ruxin received $3,800 per annum in life insurance premiums, a $1,078 per month car allowance and $115,000 under his non-compete agreement.

(4)Mr. Marcinek received a $450 per month car allowance during fiscal year 2000.

(5) Mr. Marcinek received a $450 per month car allowance and $5,471 for cost of an apartment in Sacramento, California for the first six months of 1999.

(6) Mr. Marcinek received a $450 per month car allowance and $10,942 for cost of an apartment in Sacramento, California for the year 1998.

(7)Mr. Geddes received a $431 per month car allowance during the first six months of fiscal year 2000. Mr. Geddes resigned from the Company on July 17, 2000.

(8) Mr. Geddes received a $400 per month car allowance and $12,339 for cost of an apartment in Sacramento, California for the year 1999.

(9)Mr. Geddes received a $400 per month car allowance and $3,599 for cost of an apartment in Sacramento, California for the last five months of 1999.

(10)All of the Stock Options granted to Mr. Geddes were cancelled in accordance with their terms as October 31, 2000.

(11)Mr. Collard received payments totaling $80,601 during fiscal year 2000 with a balanced owed of $93,315 on December 31, 2000, pursuant to a severance agreement.

(12)Included is $9,250 related to termination of Mr. Collard's employment.

(13)Mr. Collard received a $453 per month car allowance for 11 months in 1998.

Stock Option Plans and Other Issuances

        Our Second Amended and Restated Stock Option Plan (the “Plan”) currently provides for the issuance of options to purchase up to 2,200,000 shares of our Common Stock to our employees, officers, directors and consultants. Options may be granted as Incentive Stock Options or as Non-Qualified Stock Options. Only our employees are eligible to receive Incentive Stock Options. The Plan expired on May 31, 2000. As of December 31, 2000, options to purchase 1,354,471 shares of our Common Stock at a weighted average exercise price of $1.13 per share were outstanding, of which 864,571 options to purchase shares were exercisable.

        Proposal 2 is for the approval of the 2001 Stock Option Plan with a maximum aggregate number of reserved for issuance the remainder of 15,000,000 shares of our Common Stock and a term of ten years. On December 29, 2000, the Board authorized the issuance of 80,000 Incentive Stock Options under the proposed 2001 Plan subject to the approval of said Plan by the shareholders. In the event the 2001 Plan is not approved, the options will be treated as Non-Qualified Stock Options rather than Incentive Stock Options.

        Our 1997 Employee Stock Compensation Plan, as amended in 1998 (the “Stock Compensation Plan”), currently provides for the issuance of up to 200,000 shares of Common Stock to employees, consultants and others involved in our business. As of December 31, 2000, a total of 200,000 shares of our Common Stock have been issued under the Stock Compensation Plan.

        We also periodically grant options to purchase shares of restricted Common Stock of our Company. The shares underlying these options are not registered under the 1993 Act. As of December 31, 2000, there were options to purchase 4,902,500 shares of Common Stock at a weighted average exercise price of $0.76 outstanding, of which 1,773,700 were exercisable at December 31, 2000.

        Effective August 1, 1999, Jeffrey M. Busch, a director, was issued 50,000 shares of Common Stock for the approximate value of $54,000 in exchange for legal consulting services. This issuance was in accordance with terms of a Consulting Agreement dated August 1, 1998. On October 12, 1999, the Board of Directors approved the issuance of 100,000 shares of Common Stock to the same director, with an approximate value of $100,000 in exchange for legal consulting services.

Option Grants Table

        The following table sets forth certain information regarding options to purchase shares of our Common Stock issued to our executive officers during the year ended December 31, 1999 and 2000:

                            Number of          % of Total
                            Securities         Options
                            Underlying         Granted to
                            Options            Employees     Exercise   Expiration
    Name                    Granted            in 1999*      Price      Date
    ----                    -----------        ---------     --------   ----------

    Michael I. Ruxin,      1,000,000(1)(3)        37%        $ 0.5625    10/12/09
    M.D.

    Thomas F. Marcinek       500,000(1)(3)        19%          0.5625    10/12/09

    Alan K. Geddes**         200,000(1)(2)(3)      8%          0.5625    10/12/09

    Gary L. Cook              50,000               2%          0.7800    09/20/09

        *No options were granted to the Company’s executive officers during the year ended December 31, 2000.

(1)	On October 12, 1999, the above-named individuals received options to purchase the stated number of shares of Common Stock; such options vest when our earnings are $.01 per share, upon change of ownership, or in 5 years, and are exercisable for ten years. The exercise price of the options is $0.5625 per share, which was equal to the market value of the share on the date of the grant.

(2)	Option is cancelable by the Chief Executive Officer and exercisable solely at the discretion of the Chief Executive Officer.

(3)	These options to purchase shares of our Common Stock are not registered in our effective Form S-8 Registration Statement registering authorized shares under the Second Amended and Restated Stock Option Plan.

**	Mr. Geddes resigned as Vice President of Finance, Chief Financial Officer and Treasurer effective July 17, 2000 and all options to him have been cancelled.

Aggregated Option Exercises In 2000 And Year-End Option Values/Table

                                                        Number of        Value of Unexercised
                                                   Unexercised Options   In-the-Money Options
                            Shares                    at Year-End           at Year-End($)
                           Acquired      Value        Exercisable/          Exercisable/
  Name                   on Exercise    Realized      Unexercisable        Unexercisable (1)
  ----                   -----------    --------   ------------------    ------------------

  Michael I. Ruxin, M.D.    --            --        250,000/2,000,000        $ 0/0

  Thomas F. Marcinek        --            --        360,000/640,000            0/0

  Alan K. Geddes(2)         --            --              0/0                  0/0

  Gerald F. Willman, Jr.    --            --        110,000/40,000             0/0

  Gary L. Cook              --            --         30,000/20,000             0/0

        No long term incentive plan awards were granted to any of our Executive Officers or directors during the years ended December 31, 1999 and 2000.

(1)	Based on the closing bid price of our Common Stock of $0.41 per share on December 29, 2000.

(2)	Mr. Geddes resigned as Vice President of Finance, Chief Financial Officer and Treasurer effective July 17, 2000 and all options granted to him have been cancelled.

Compensation of Directors

        Standard Arrangements. Members of our Board of Directors are not compensated in their capacities as Board members. However, we reimburse all of our officers, directors and employees for accountable expenses incurred on our behalf. Currently, we do not pay any directors' fees for attendance at Board meetings.

        Other Arrangements. We have no other arrangements pursuant to which any director was compensated during the year ended December 31, 2000, for services as a director.

        On August 1, 1998, we entered into an employment agreement with Dr. Ruxin for a period of three years commencing August 1, 1998. The initial term of this agreement can be extended at the close of the second year for an additional two years beyond the initial term (creating a term of five years from August 1, 1998). Under the agreement, Dr. Ruxin receives a salary of $190,000 per year and certain other fringe benefits. Dr. Ruxin’s employment agreement includes a cost-of-living increase, plus any other increase which may be determined from time to time at the discretion of our Board of Directors. Dr. Ruxin’s employment under the employment agreement may be terminated by Dr. Ruxin upon the sale by us of substantially all of our assets, a decision to terminate our business and liquidate our assets, our merger or consolidation with another entity or an agreement to such a merger or consolidation or any other type of reorganization, or if we make a general assignment for the benefit of creditors, file for voluntary bankruptcy or if a petition for our involuntary bankruptcy is filed in which an order for relief is entered and remains in effect for a period of thirty days or more, or if we seek, consent to, or acquiesce in the appointment of a trustee, receiver or liquidator. Dr. Ruxin’s employment under the employment agreement also may be terminated by reason of Dr. Ruxin’s death or disability or for cause as set forth in the employment agreement. If we, for any reason other than cause or permanent disability, terminate the agreement, we must pay Dr. Ruxin compensation, benefits and incentives at the rate in effect at termination for twenty-four months following the date of termination. Pursuant to Dr. Ruxin’s employment agreement, we authorized the issuance to Dr. Ruxin of a Non-Qualified Stock Option to purchase 1,000,000 shares of our Common Stock at $0.75 per share, exercisable when our annual audited financial statements reflect earnings of $0.01 per share, or after a vesting period of sixty months, whichever occurs first, and the term of such option is ten years.

        On August 1, 1998, we also entered into an employment agreement with Alan K. Geddes for a period of three years commencing August 1, 1998. Mr. Geddes resigned as Vice President of Finance, Chief Financial Officer and Treasurer effective July 17, 2000. Under the agreement, Mr. Geddes received a salary of $125,000 per year and certain other fringe benefits. Mr. Geddes’ employment agreement included an annual cost-of-living increase. The agreement also contained a non-solicitation provision which prohibits Mr. Geddes from soliciting our employees and/or customers to enter the employ or to do business with any business entity in competition with us for a period of twelve months after the cessation of Mr. Geddes’ employment. Mr. Geddes received a $400 per month car allowance and $3,599 for cost of an apartment in Sacramento, California for the last five months of 1999.

        Pursuant to the agreement, in 1998, Mr. Geddes received Incentive Stock Options under our Second Amended and Restated Stock Option Plan to purchase an aggregate of 250,000 shares of our Common Stock, of which stock options to purchase 166,666 shares have vested. All options to Mr. Geddes, have been cancelled pursuant to the terms and conditions of such options which required Mr. Geddes’ options to be either exercised or cancelled within ninety days after the termination of employment.

        On August 1, 1998, we also entered into an employment agreement with Thomas F. Marcinek for a period of three years commencing August 1, 1998. The initial term of this agreement can be extended at the close of the second year for an additional two years beyond the initial term (creating a term of five years from August 1, 1998). Under the agreement, Mr. Marcinek receives a salary of $125,000 per year and certain other fringe benefits. Mr. Marcinek’s employment agreement includes an annual cost-of-living increase, plus any other increase which may be determined from time to time at the discretion of our Board of Directors. The agreement also contains non-solicitation and annual incentive compensation provisions, which are similar to those set forth in Mr. Geddes’ employment agreement.

        Pursuant to the agreement in 1998, Mr. Marcinek received Incentive Stock Options under our Second Amended and Restated Stock Option Plan to purchase an aggregate of 350,000 shares of Common Stock. The options vest at the rate of 20% per year over a period of five years. If the Company (i) sells substantially all our assets, or (ii) merges or consolidates with another entity or otherwise reorganizes or (iii) terminates Mr. Marcinek for any reason other than for cause prior to the expiration of the agreement, then the entire 350,000 in options shall become 100% vested and immediately exercisable.

        Mr. Marcinek may terminate his employment under the employment agreement under the same circumstance as set forth in Dr. Ruxin’s employment agreement. If the Company, for any reason other than cause or permanent disability, terminates Mr. Marcinek’s employment agreement, the Company must pay Mr. Marcinek compensation, benefits and incentives at the rate in effect at termination for twelve months following the date of termination. Through June 1999, we also reimbursed Mr. Marcinek for the cost of an apartment in Sacramento, California, in the amount of approximately $1,000 per month including utilities.

        During 1999, the Board of Directors approved salary increases for Dr. Ruxin and Mr. Marcinek. The increases range from 10% to 20% and are payable, effective August 1, 1999, at such time as the Company has achieved positive cash flow from operations. The Board of Directors also approved bonuses in amounts of $50,000 and $25,000 for Dr. Ruxin and Mr. Marcinek payable when the Company has achieved positive cash flow from operations.

        On May 24, 1995, the Company entered into a five-year employment agreement with William J. Collard. The Company and Mr. Collard reached an agreement whereby Mr. Collard’s employment agreement would be terminated and Mr. Collard would retire effective February 4, 1999. We agreed to pay Mr. Collard $64,000, in monthly installments of $3,000 per month for approximately 22 months commencing December 30, 1998. In addition, we agreed to pay Mr. Collard approximately $237,500, in 42 monthly installments, also commencing December 30, 1998. During the years ended December 31, 1999 and 2000, we paid Mr. Collard $118,583 and $80,583, respectively, and as of December 31, 2000, we owed him a balance $93,315.

Reporting On Repricing Of Options

        Effective February 20, 1998, our Board of Directors granted an Incentive Stock Option to purchase 350,000 shares of our Common Stock to Mr. Thomas F. Marcinek at $0.92 per share. On August 27, 1998, our Board of Directors amended the price of the incentive option to $0.75 per share, the market price of our Common Stock on that date. During the period from the original grant to the amendment, we experienced the Changes in Control, as described herein. The new Board of Directors believes it was in our best interest to reprice the option as a further incentive to Mr. Marcinek.

PROPOSAL 2

APPROVAL OF THE 2001 STOCK OPTION PLAN WITH A MAXIMUM
AGGREGATE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER
OF 15,000,000 SHARES OF COMMON STOCK AND A TERM OF TEN YEARS

        Our Second Amended and Restated Stock Option Plan (the “Plan”) currently provides for the issuance of options to purchase up to 2,200,000 shares of Common Stock to our employees, officers, directors and consultants. Options may be granted as Incentive Stock Options or as Non-Qualified Stock Options. Only our employees are eligible to receive Incentive Stock Options. The Plan expired on May 31, 2000. As of December 31, 2000, options to purchase 1,354,471 shares of our Common Stock at a weighted average exercise price of $1.13 per share through 2010 were outstanding, of which 864,571 options to purchase shares were exercisable. In the most recent fiscal year, we issued 25,000 options under the Plan.

        The Board of Directors has adopted the 2001 Stock Option Plan (the “2001 Plan”) with a maximum aggregate number of shares reserved for issuance thereunder of 15,000,000 shares of Common Stock and a term of ten years, and has recommended that the 2001 Plan be submitted to the shareholders for approval at the Special Meeting. There are approximately 75 employees, officers, directors and consultants who are eligible to receive options under the 2001 Plan. To the extent management personnel may be eligible to receive additional Opitons which may be granted under the 2001 Plan, management has an interest in the approval of the 2001 Plan by shareholders. Approval of this proposal requires an affirmative vote of holders of a majority of the shares of the Company’s Common Stock entitled to vote and present or represented by proxy at the Special Meeting.

        While future issuances are indeterminable, on December 29, 2000, the Board authorized the issuance of 80,000 Incentive Stock Options under the 2001 Plan subject to the approval of said Plan by the shareholders. In the event the 2001 Plan is not approved, the options will be treated as Non-Qualified Options rather than Incentive Stock Options.

        The text of the Company’s 2001 Plan is attached as Appendix B to this Proxy Statement and incorporated herein; the following summary of the 2001 Plan is qualified in its entirety by reference to such text.

        The 2001 Plan is designed to provide additional incentive for employees, officers, directors and consultants, to promote the success of the Company and to encourage the ownership of the Common Stock of the Company by such persons.

        The 2001 Plan is administered by the Compensation Committee (the “Committee”) appointed by the Board or, in the absence of a designated and qualified Committee, the entire Board must serve as the Committee.

        In addition to determining who will be granted options, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted. The Committee may determine which options may be options intended to be treated as Incentive Stock Options under the Internal Revenue Code of 1986, as amended (“the Code”), or Non-Qualified Options which are not intended to so qualify. The Committee also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for options and the form or forms of the instruments evidencing options granted under the 2001 Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the 2001 Plan.

        The Committee also may construe the 2001 Plan and the provisions in the instruments evidencing options granted under the 2001 Plan and is empowered to make all other determinations deemed necessary or advisable for the administration of the 2001 Plan. The Board may suspend, terminate, modify or amend the 2001 Plan, but without the approval of the holders of a majority of the voting shares of Common Stock represented at a meeting, the Board may not materially increase the number of shares of Common Stock as to which options may be granted, or materially increase the benefits to be received by employees and officers of the Company who are participants under the 2001 Plan. The Board may not adversely affect the rights of any participant under any unexercised Option or any portion thereof without the consent of such participant.

        Options granted under the 2001 Plan contain provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

        In the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the Committee may provide that each Option holder may exercise such Option on such terms as it may have been exercised immediately prior to such dissolution or liquidation, corporate separation or division or merger or consolidation or may provide that the options granted under the 2001 Plan will expire by a fixed date and that the Option holders may exercise their options as to all or any part of the shares covered including shares as to which the options would not otherwise be exercisable.

        Participants in the 2001 Plan may be selected by the Committee from employees, officers and directors of and consultants to the Company. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the 2001 Plan.

        The Committee has broad discretion to determine the number of shares with respect to which options may be granted to participants. The maximum aggregate fair market value (determined as of the date of grant) of the shares as to which the Incentive Stock Options become exercisable for any participant for the first time during any calendar year may not exceed $100,000.

        Options granted under the 2001 Plan confer no right upon any participant with respect to continuation of employment and do not interfere with the optionee's or the Company's right to terminate his employment at any time. An Optionee has no rights as a shareholder with respect to any shares covered by options until the options have been exercised and payment has been received therefor.

        The 2001 Plan provides that the purchase price per share for each Incentive Stock Option on the date of grant may not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date of grant of the Option, except that any Incentive Stock Options granted under the 2001 Plan to a person owning more than ten percent of the Common Stock must be at a price of at least 110% of such fair market value and be for a term of no more than five years. The 2001 Plan further provides that the purchase price per share for each Non-Qualified Stock Option on the date of grant may not be less than 85% of the fair market value of the shares of Common Stock of the Company on the date of grant of the Option.

        Every optionee will be given the right to exercise their options at the rate of at least 20% per year over five (5) years from the date the Option is granted.

        The following is a general summary of certain of the principal Federal income tax consequences to participants and the Company of stock option awards under the 2001 Plan. The following discussion is general in nature and is not intended to be an analysis of potential tax consequences to participants or the Company of such stock option awards. This discussion is qualified in its entirety by reference to the Code currently in effect.

        The grant of a Non-Qualified Option will not result in the recognition of taxable income by the participant or a deduction to the Company. Ordinary income generally will be recognized by participants at the time the Non-Qualified Option is exercised. The amount of such income generally will be equal to the excess of the fair market value of the shares on the exercise date over the exercise price. The Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income in connection with the exercise of a Non-Qualified Option. Gain or loss upon a subsequent sale of any Common Stock received upon the exercise of a Non-Qualified Option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the Common Stock sold).

        Upon the grant or exercise of an Incentive Stock Option complying with the Code, the participant does not realize income and the Company is not entitled to any deduction. However, the excess of the fair market value of the Common Stock as of the exercise date over the exercise price will constitute an adjustment to the participant’s taxable income for purposes of the alternative minimum tax. If the shares of Common Stock are not disposed of within the two-year period beginning on the Option grant date, any profit realized by the participant upon such disposition will be taxed as capital gain and the Company will receive no deduction. If the shares of Common Stock are disposed of within the one-year period from the date of Option exercise or within the two-year period from the Option grant date, the excess of the fair market value of the share on the exercise date or, if less, the fair market value on the disposition date, over the exercise price will be taxable as ordinary income of the participant at the disposition date.

        If an Option is exercised through the use of Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise.

        THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2.

        It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

PROPOSAL 3

APPROVAL OF THE AMENDED AND RESTATED 1997 EMPLOYEE STOCK
COMPENSATION PLAN INCREASING THE MAXIMUM AGGREGATE NUMBER OF
SHARES RESERVED FOR ISSUANCE THEREUNDER TO 1,000,000 SHARES
OF COMMON STOCK

        Our 1997 Employee Stock Compensation Plan (the “Stock Compensation Plan”) currently provides for the issuance of up to 200,000 shares of Common Stock to employees, consultants and others involved in our business. A total of 200,000 shares of our Common Stock have been issued under the Stock Compensation Plan. Unless sooner terminated, the Plan will expire on October 3, 2007.

        While future issuances are indeterminable, in the most recent fiscal year, we have issued 65,000 shares under the Stock Compensation Plan.

        The Board of Directors has voted to authorize an amendment to Section 5 of the Stock Compensation Plan and to recommend such proposed amendment to the shareholders for adoption. A copy of the proposed Amended and Restated 1997 Employee Stock Compensation Plan is attached hereto and incorporated herein by this reference. If this proposal is adopted by the shareholders, Section 5 of the Stock Compensation Plan will be amended to read as follows:

        5. Stock Subject to the Plan.

The number of Plan Shares as to which Awards may be granted under this Plan is 1,000,000 shares.

        Under Proposal 3, the Amended and Restated 1997 Employee Stock Compensation Plan increased the number of shares available under the Stock Compensation Plan to 1,000,000 shares of Common Stock. This increase in the Stock Compensation Plan will support the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. There are approximately 75 employees, officers, directors and consultants who are eligible to receive options under the Plan. To the extent that management personnel may be eligible to receive shares of stock which may be awarded under the Plan, management has an interest in the approval of the increase by shareholders.

        The text of the Company’s Amended and Restated 1997 Employee Stock Compensation Plan is attached as Appendix C to this Proxy Statement and incorporated by reference; the following summary of the Amended and Restated 1997 Employee Stock Compensation Plan (the “Plan”) is qualified in its entirety by reference to such text.

        The Plan provides for compensation to certain classes of persons through the award of Common Stock in payment for services rendered or in recognition of past services or performance rendered to the Company or an affiliate of the Company or as a bonus.

        The Plan provides for its administration by the Board of Directors, unless and until a compensation committee is appointed to administer the Plan. The Board of Directors or the Compensation Committee, as appropriate, has discretionary authority (subject to certain restrictions) to determine the individuals to whom and the time at which Common Stock will be granted under the Plan and the number of shares granted. The Board of Directors or the Compensation Committee may interpret the Plan and may prescribe, amend and rescind rules and regulations relating thereto.

        The Plan is open to participation by any person or entity that renders bona fide services to the Company, including, without limitation, (i) a person employed by the Company in a key capacity; (ii) an officer or director (including advisory or other directors) of the Company; (iii) a person or company engaged by the Company as a consultant or advisor; and (iv) a lawyer, law firm, accountant or accounting firm (other than an accountant or accounting firm which then acts as independent auditor for the Company), or other professionals or professional firms engaged by the Company.

        Without amending the Plan, the Board of Directors may grant shares under the Plan to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan but consistent with the purpose of the Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws of other countries.

        No Common Stock may be awarded under the Plan after October 2, 2007. The Plan may be amended consistent with applicable laws and regulations, suspended or terminated at any time by the Board of Directors. The Board of Directors may increase or decrease the number of shares subject to the Plan.

        As promptly as practicable after authorizing an award of shares, the Company will deliver to the person who is the recipient of the award, a certificate or certificates registered in that person’s name, representing the number of shares that were granted.

        An award of shares may not be assigned. The shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

        Nothing in the Plan or in the award of shares shall confer upon any employee the right to continue in the employ of the Company nor shall it interfere with or restrict in any way the lawful rights of the Company to discharge any employee at any time for any reason whatsoever, with or without cause.

        The obligation of the Company to issue and deliver shares following an award under the Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the 1933 Act, or any other applicable laws, rules or regulations.

        The Board of Directors or the Compensation Committee shall have absolute discretion to determine when and to whom awards of shares under the Plan are to be made, and the number of shares to be awarded. No person shall have any tacit or other right to an award of shares unless and until an explicit award under the Plan has been made.

        The Plan is strictly compensatory in nature and is not in the nature of a savings, dividend reinvestment, profit-sharing or pension plan. Accordingly, the Plan has no assets or funds to be administered or invested by its administrators. Plan participants will not own any interest of any kind in the Plan itself.

        The following is a general summary of certain of the principal Federal income tax consequences to participants and the Company of stock awards under the Plan. The following discussion is general in nature and is not intended to be an analysis of potential tax consequences to participants or the Company of such stock awards. This discussion is qualified in its entirety by reference to the Code currently in effect.

        Generally, a Plan participant will recognize ordinary income upon award of the stock to the participant, in an amount equal to the fair market value of the shares on the date of award, and the Company will be entitled to a deduction (as a compensation expense) in the same amount. It will not matter, however, for purposes of reporting the participant’s personal income tax, whether the award shares were issued as compensation or a bonus. The Company may deduct that amount for federal income tax purposes in the year the shares are awarded to the participant.

        The basis, for Federal income tax purposes, in the shares awarded to the participant will generally be equal to the fair market value of the shares on the date of award. Upon disposition of those shares, the participant will realize a capital gain (or loss) equal to the difference between the participant’s tax basis and the amount realized upon disposition. The participant’s subsequent resale of these shares will not result in any further tax consequences to the Company. However, the participant’s tax basis in these shares and the amount of income the participant will recognize upon the award may be based upon or affected by other factors.

        The Plan is not qualified under Section 401(a) of the Code.

        If an award is subject to withholding tax, the Company may require that the participant concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of granting an award of Common Stock under the Plan. In lieu of part or all of any such payment, the participant may elect to have the Company withhold from the shares issued under the Plan a sufficient number of shares to satisfy withholding obligations. If the Company becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of an award of Common Stock under the Plan, and the participant fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the participant (which will be in addition to any required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay in respect of issuance of any shares awarded under the Plan.

        Approval of this proposal requires an affirmative vote of holders of a majority of the shares of the Company’s Common Stock entitled to vote and present or represented by proxy at the Special Meeting.

        THE BOARD OF DIRECTORS BELIEVES THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 3.

        It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected Deloitte & Touche LLP to serve as independent accountants and auditors for the fiscal year ended December 31, 2000. Deloitte & Touche LLP has examined the financial statements of the Company for the fiscal years ending 1999 and 2000. The Board of Directors considers Deloitte & Touche LLP to be well qualified.

        Although it is not required to do so, the Board of Directors is submitting its selection of the Company’s independent accountants and auditors for ratification at the Special Meeting in order to ascertain the views of shareholders regarding such selection. If the selection is not ratified, the Board of Directors may reconsider its selection.

        On September 3, 1999, KPMG LLP was dismissed as the Company’s independent accountants. KPMG LLP acted as the Company’s independent accountants for the year ended December 31, 1998. KPMG LLP was appointed on October 2, 1998 as the Company’s independent accountants as reported in the Current Report on Form 8-K dated October 5, 1998. For the year ended December 31, 1997, the Company’s independent accountants were Ernst & Young LLP. Ernst & Young LLP declined to stand for re-election for the year ended December 31, 1998, as reported in the Current Report on Form 8-K dated June 19, 1998, as filed on June 25, 1998. Neither of the reports on the Company’s financial statements for the two years in the period ended December 31, 1998 contained an adverse opinion or disclaimer of opinion, and neither was modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Company’s Board of Directors. During the Company’s two most recent fiscal years and subsequent interim period up to the date of the change in independent accountants, there were no disagreements with the independent accountants on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of the independent accountants, would have caused the independent accountants to make a reference to the subject matter of the disagreement(s) in connection with their reports. On September 13, 1999, we engaged the accounting firm of Deloitte & Touche LLP as the Company’s independent accountants for the year ending December 31, 1999. Deloitte & Touche LLP are independent accountants for Online Credit International Limited, shareholder and for eVision USA.Com, Inc., the Company’s majority shareholders. The Company consulted with Deloitte & Touche LLP regarding the recognition of sales at year end 1999. At the request of Deloitte & Touche LLP, the Company’s Audit Committee investigated the appropriate timing of the recognition of such sales. Other than the foregoing, during the Company’s two most recent fiscal years and subsequent interim period up to the date of the engagement of Deloitte & Touche LLP, we did not consult with Deloitte & Touche LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO EXAMINE THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000.

        It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

        The Company does not anticipate having a representative of Deloitte & Touche LLP at the Special Meeting or that such representative will be available to answer any questions or make a presentation.

FINANCIAL STATEMENTS AND INFORMATION

        The financial statements for the fiscal year ended December 31, 1998 and 1999 were included in the Company’s Form 10-KSB filed with the SEC on May 1, 2000 and the Company’s 10-QSB dated September 30, 2000, filed with the SEC on November 20, 2000, which are included with this Proxy Statement.

LEGAL PROCEEDINGS

        We are not a party to any legal proceedings which management believes to be material, and there are no such proceedings which are known to be contemplated. The foregoing notwithstanding, on September 8, 2000, a law suit was filed against certain shareholders and directors of the Company, including, eVisionUSA.com, Inc., eBankerUSA.com, Inc., American Fronteer Financial Corporation, Fai H. Chan, Tony T.W. Chan, Robert Trapp, Kwok Jen Fong, Jeffrey M. Busch, Gary L. Cook and other officers and directors of these entities for alleged securities law violations. The defendants to this suit are vigorously defending the action.

        Except as set forth above, there is no pending litigation or proceeding involving any of our directors, officers, employees or other agents as to which indemnification is being or may be sought, and we are not aware of any other pending or threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.

SHAREHOLDER PROPOSALS TO BE PRESENTED
AT THE NEXT ANNUAL MEETING

        Shareholders interested in presenting a proposal for consideration at the Company’s Annual Meeting of Shareholders to be held on or about May 31, 2001 (the “2001 Annual Meeting”) may do so by following the procedures prescribed in Rule 14a-8 under the 1934 Act. Shareholder proposals for the 2001 Annual Meeting must be received by the Company’s Secretary no later than April 1, 2001. Under the rules of the SEC, shareholders submitting such proposals are required to have held shares of the Company’s Common Stock amounting to at least $2,000 in market value or one percent of the Common Stock outstanding for at least one year prior to the date on which such proposals are submitted. Further, such shareholders must continue to own at least that amount of the Company’s Common Stock through the date on which the Annual Meeting is held.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Special Meeting is as set forth above. If any other matter or matters are properly brought before the Special Meeting, or any continuation, postponement or adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                                                                                                                                          By Order of the Board of Directors

                                                                                                                                          Michael I. Ruxin, M.D.
                                                                                                                                          Chairman of the Board
                                                                                                                                          and Chief Executive Officer

March ___, 2001

APPENDIX A

PROXY                                                                                                                                                                                                                                                               PROXY

GLOBAL MED. TECHNOLOGIES, INC.
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
SOLICITED BY THE BOARD OF DIRECTORS

March __, 2001

        The undersigned hereby appoints Michael I. Ruxin, M.D. and Gary L. Cook, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock of Global Med. Technologies, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at 1775 Sherman Street, Suite 1001, Denver, Colorado 80203 on Monday, April 16, 2001, at 9:30 a.m. Mountain Daylight Time, and at any continuation, postponement or adjournment thereof (i) as hereinafter specified upon the listed proposals and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged; and, (ii) in their discretion upon such other matters as may properly come before the Meeting.

        THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED IN FAVOR OF ALL PROPOSALS CONTAINED IN THE PROXY STATEMENT.

        A vote FOR the following proposals is recommended by the Board of Directors:

1.	To approve and authorize the Company’s Board of Directors to amend the Articles of Incorporation to increase the authorized shares of the Company to 100,000,000, of which 90,000,000 are to be Common Stock, $.01 par value, and 10,000,000 are to be Preferred Stock, $.01 par value.

                                                         FOR                                         AGAINST                                         ABSTAIN

2.	To approve the 2001 Stock Option Plan with a maximum aggregate number of shares reserved for issuance thereunder of 15,000,000 shares of Common Stock and a term of ten years.

                                                         FOR                                         AGAINST                                         ABSTAIN

3.	To approve the Amended and Restated 1997 Employee Stock Compensation Plan, increasing the maximum aggregate number of shares reserved for issuance thereunder to 1,000,000 shares of Common Stock.

                                                         FOR                                         AGAINST                                         ABSTAIN

4.	To ratify the selection of Deloitte and Touche LLP as independent auditors of the Company for the year ended December 31, 2000.

                                                         FOR                                         AGAINST                                         ABSTAIN

Dated
                                                                                                             Signatue

                                                                                                             Signatue if held jointly

(Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased share holder should give their title.)

        Even if you are planning to attend the Meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the Meeting.

        DO YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS?

                                                                                                  YES                                         NO

APPENDIX B

GLOBAL MED TECHNOLOGIES, INC.
2001 STOCK OPTION PLAN

        Purposes of and Benefits Under the Plan. This 2001 Stock Option Plan (the “Plan”) is intended to encourage stock ownership by employees, officers and directors (whether or not they are employees) of and consultants to GLOBAL MED TECHNOLOGIES, INC., its divisions, Subsidiary corporations and Parent corporations (the “Corporation”), so that they may acquire or increase their proprietary interest in the Corporation, to (i) induce qualified persons to become employees, officers or directors of or consultants to the Corporation; (ii) reward employees, directors, and consultants for past services to the Corporation and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the business of the Corporation.

        It is intended that options granted by the Committee pursuant to Section 5(a) of this Plan shall constitute “incentive stock options” (“Incentive Stock Options”) within the meaning of Section 422 of the Code, and options granted by the Committee pursuant to Section 5(b) of this Plan shall constitute “non-qualified stock options” (“Non-qualified Stock Options”).

        Any options granted under this Plan prior to this amendment and restatement and outstanding at the time this Plan is adopted by the Board shall remain in force and effect but shall be governed by the terms of this Plan.

        1. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

                 (a) "Board" means the Board of Directors of the Corporation.

                 (b) "Code" means Internal Revenue Code of 1986, as amended from time to time.

                 (c) "Committee" means the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

                 (d) "Common Stock" mean the Corporation's $.01 par value common stock.

                 (e) "Disability" means a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, or such other meaning ascribed in Section 22(e)(3) or any successor provision of the Code. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein; provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) or any successor provision of the Code.

                 (f) "Exchange Act" means Securities Exchange Act of 1934, as amended from time to time.

                 (g) "Fair Market Value" per share as of a particular date means the last sale price of the Corporation's Common Stock as reported on a national securities exchange or on the NASDAQ National Market System or, if the quotation for the last sale reported is not available for the Corporation's Common Stock, the average of the closing bid and asked prices of the Corporation's Common Stock as reported by NASDAQ or on the electronic bulletin board or, if none, the National Quotation Bureau, Inc.'s "Pink Sheets" or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, never will lapse.

                 (h) "Option" means either an Incentive Stock Option or a Non-qualified Stock Option, or either or both of them.

                 (i) "Option Price" means the purchase price of the shares of Common Stock covered by an Option determined in accordance with Section 6(c) hereunder.

                 (j) "Parent" means any corporation which is a "parent corporation" as defined in Section 424(e) of the Code, with respect to the Corporation.

                 (k) "Plan" means this 2001 Stock Option Plan.

                 (l) "Recipient" means any person granted an Option hereunder whether such grant occurred before or after this amendment and restatement.

                 (m) "Securities Act" means the Securities Act of 1933, as amended from time to time.

                 (n) "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(f) of the Code, with respect to the Corporation.

        2. Administration.

                 (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant Options; to determine which Options shall be Incentive Stock Options and which shall be Non- qualified Stock Options; to determine the vesting schedules and other restrictions, if any, relating to Options; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option;

to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Stock Option Grants (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

                 (b) Options granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

                 (c) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor regulation under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Any Option granted hereunder which would subject or subjects the Recipient to liability under Section 16(b) of the Exchange Act is void ab initio as if it had never been granted.

                 (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

        3. Eligibility.

                 (a) Subject to certain limitations hereinafter set forth, Options may be granted to employees, officers and directors (whether or not they are employees) of and consultants to the Corporation. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

                 (b) A Recipient shall be eligible to receive more than one grant of an Option during the term of the Plan, on the terms and subject to the restrictions herein set forth.

        4. Stock Reserved.

                 (a) The stock subject to Options hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan (the "Available Shares") shall not exceed 15,000,000 shares. The number of Available Shares shall be subject to adjustment as provided in Section 6(i) hereof.

                 (b) If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall become available for subsequent grants of Options under the Plan, unless the Plan shall have been terminated.

        5. Stock Options.

                 (a) Incentive Stock Options.

                           (1) Options granted pursuant to this Section 5(a) are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. Only employees of the Corporation (as the term “employees” is defined for the purposes of the Internal Revenue Code) shall be entitled to receive Incentive Stock Options.

                           (2) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any Parent corporation or Subsidiary corporation are exercisable for the first time by an Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Code, as amended from time to time.

                           (3) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited they shall be void, except as otherwise provided in Section 9 hereof.

                 (b) Non-Qualified Stock Options. Options granted pursuant to this Section 6(b) are intended to constitute Non-qualified Stock Options and shall be subject to the general terms and conditions specified in Section 6 hereof, and as determined by resolutions of the Committee.

        6. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written Stock Option Grant between the Corporation and the Recipient, which Stock Option Grant shall be in substantially the form of Exhibits A and B hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

                 (a) Number of Shares. Each Stock Option Grant shall state the number of shares of Common Stock covered by the Option.

                 (b) Type of Option. Each Stock Option Grant shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

                 (c) Option Price. Each Stock Option Grant shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

                           (1) The Option Price of any Incentive Stock Option shall be not less than 100% of the Fair Market Value per share on the date of grant of the Option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall have an Option Price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

                           (2) Any Non-qualified Stock Option granted under the Plan shall be at a price no less than 85% of the Fair Market Value per share on the date of grant thereof.

                           (3) The Option Price shall be subject to adjustment as provided in Section 6(i) hereof.

                 (d) Term of Option. Each Stock Option Grant shall state the period during and times at which the Option shall be exercisable; provided, however:

                           (1) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution; provided, however, the Recipient shall have no rights under the grant until the Recipient has executed a Stock Option Grant with respect to such Option.

                           (2) Except as further restricted in paragraph 6(d)(3), the exercise period shall not exceed ten years from the date of grant of the Option.

                           (3) Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be for no more than five (5) years.

                           (4) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be extended to increase the term of the Option beyond ten years from the date of the grant.

                           (5) The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

                 (e) Method of Exercise and Medium and Time of Payment.

                           (1) All recipients shall be given the right to exercise their options at the rate of at least 20% per year over five (5) years from the date the option is granted.

                           (2) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable.

                           (3) Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by any applicable securities laws.

                           (4) The Option Price shall be paid in cash, in shares of Common Stock having a Fair Market Value equal to such Option Price or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part (A) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of an Option and each Recipient; provided, however, that each such method and time for payment and each such borrowing and the terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

                           (5) The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

                           (6) Applicable withholding taxes shall be paid in the manner specified by Section 8 hereof.

                 (f) Termination. Except as provided herein, an Incentive Stock Option may not be exercised unless the Recipient then is an employee of the Corporation or a Subsidiary of or Parent to the Corporation, and unless the Recipient has remained continuously as an employee of the Corporation since the date of grant of the Incentive Stock Option.

                           (1) If the Recipient ceases to be an employee of the Corporation or a Subsidiary or Parent to the Corporation (other than by reason of death, Disability or retirement), other than for cause, all Incentive Stock Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months after the date the Recipient ceased to be an employee of the Corporation.

                           (2) If the Recipient ceases to be an employee of the Corporation or a Subsidiary or Parent to the Corporation by reason of termination for cause, all Incentive Options theretofore granted to such Recipient but not theretofore exercised shall terminate thirty days after the date the Recipient ceases to be an employee of the Corporation.

                           (3) Nothing in the Plan or in any Option granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

                 (g) Death, Disability or Retirement of Recipient. If a Recipient shall die while an employee, officer or director of or a consultant to the Corporation, or if the Recipient's employment, officer or director status or consulting relationship, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

                 (h) Transferability Restriction. (1) Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the Recipient, only by the Recipient and thereafter only by his legal representative.

                           (2) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in a termination of the Option.

                           (3)(A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or the National Association of Securities Dealers, or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

                 (i) Effect of Certain Changes.

                           (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                           (2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, merger or consolidation of the Corporation with another corporation, or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group for more than 50% of the then outstanding voting securities of the Corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer, by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer; or in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days’ written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option to the extent then exercisable. To the extent that Section 422(d) of the Code would not permit the provisions of this paragraph (2) to apply to any outstanding Incentive Stock Options, such Incentive Stock Options shall immediately upon the occurrence of the event described in this paragraph (2), be treated for all purposes of the Plan as Non-qualified Stock Options and shall be immediately exercisable as such as provided in this paragraph (2).

                           (3) Paragraph (2) of this Section 6(i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                           (4) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                           (5) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, except as otherwise provided in Section 6(i)(2) hereof.

                           (6) Except as expressly provided in this Section 6(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or split-up, split-off or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                 (j) Rights as Shareholder - Non-Distributive Intent.

                           (1) Neither a person to whom an Option is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares of Common Stock subject to such Option until after the Option is exercised and the shares are issued to the person exercising such Option.

                           (2) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the Securities Act. A form of subscription agreement is attached hereto as Exhibit C.

                           (3) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

                           (4) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.

                 (k) Other Provisions. Stock Option Grants evidencing Options granted under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

        7. Agreement by Recipient Regarding Withholding Taxes. Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

        8. Term of Plan. Options may be granted under this Plan from time to time until December 28, 2010, which is ten years from the Plan was adopted by the Board of Directors of the Corporation. The Plan was approved by the shareholders of the Corporation on April 16, 2001.

        9. Amendment and Termination of the Plan. The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

        10. Assumption. Subject to Section 6, the terms and conditions of any outstanding Options granted under this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation may but shall not be obligated to assume this Plan.

        11. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen or such shorter period as may be provided by law.

        12. Tax Litigation. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Committee believes to be important to holders of Options granted under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

        13. Financial Statement. The Corporation shave provide holders of Options with a financial statement of the Corporation on at least an annual basis.

        14. Adoption.

                 (a) This Plan was approved by the Board of Directors of the Corporation on December 29, 2001.

                 (b) This Plan was approved by the shareholders of the Corporation on April 16, 2001.

                                                                                     GLOBAL MED TECHNOLOGIES, INC.

                                                                                     By
                                                                                           Michael I. Ruxin, Chairman of the Board
                                                                                           of Directors and Chief Executive Officer

Exhibit A

FORM OF
INCENTIVE STOCK OPTION GRANT

        STOCK OPTION GRANT effective as of this ____ day of ___________, ______, between GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation (the "Corporation"), and ___________________ (the "Recipient").

        In accordance with its 2001 Stock Option Plan (the “Plan”), a copy of which has been provided to the Recipient and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire $0.01 par value common stock (“Common Stock”) of the Corporation on favorable terms and thereby increase the Recipient’s proprietary interest in the Corporation and as incentive to put forth maximum efforts for the success of the business of the Corporation. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

        1. Confirmation of Grant of Option. Pursuant to a determination of the Committee (as defined in the Plan) made on _______________, ________ (the “Date of Grant”), the Corporation subject to the terms of the Plan and of this Grant, confirms that the Recipient irrevocably has been granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, an Incentive Stock Option pursuant to Section 6 of the Plan (the “Option”) to purchase an aggregate of _________ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 9 hereof.

        2. Option Price. The Option Price per share of Common Stock covered by the Option will be $________ (the "Option Price") subject to adjustment as provided in Paragraph 9 hereof.

        3. Vesting of Option. [SELECT WHICH VESTING OPTION APPLIES] [This option shall vest as to 20% of the shares covered hereby on the one year anniversary of the date of Grant. Thereafter, this Option shall vest as to an additional 20% of the shares covered hereby, cumulatively, on the second, third, fourth and fifth anniversary dates of the Date of Grant.] OR [This option shall be immediately and fully vested from the Date of Grant].

        4. Exercise of Option. Except as otherwise provided in Section 6 of the Plan and Paragraph 3 above, this Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable (i) after the expiration of the term thereof, and (ii) unless the holder shall at the time of exercise have been an employee, officer or director of or a consultant to the corporation for a period of at least six months.

        The Option may be exercised, as provided in this Paragraph 4, by notice and payment to the Corporation as provided in Paragraph 9 hereof and Section 6(e) of the Plan.

        5. Term of Option. The term of the Option will be through _______________, 20___, subject to earlier termination or cancellation as provided in this Grant. Except as otherwise provided in Paragraphs 8 and 9 hereof, the Option will not be exercisable unless the Recipient shall, at the time of exercise, be an employee, officer or director of or consultant to the Corporation.

        The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been purchased through the exercise of the Option and has been evidenced on the stock transfer records of the Corporation maintained by the Corporation’s transfer agent.

        6. Transferability Restriction. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with Section 6(h) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6, will not prejudice any rights or remedies which the Corporation may have under this Grant or otherwise.

        7. Exercise Upon Termination. The Recipient's rights to exercise this Option upon termination of employment or cessation as an officer, director or consultant shall be as set forth in Section 6(f) of the Plan.

        8. Death, Disability or Retirement of Recipient. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient shall be as set forth in Section 6(g) of the Plan.

        9. Adjustments. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(i) of the Plan.

        10. Notices. Each notice relating to this Grant will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o Michael I. Ruxin, Chairman of the Board of Directors, at 12600 W. Colfax, Suite C-420, Lakewood, Colorado 80215. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient’s address specified below. Anyone to whom a notice may be given under this Grant may designate a new address by notice to that effect given pursuant to this Paragraph 10.

        11. Approval of Consent. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the

Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock then may be listed.

        12. Benefits of Grant. This Grant will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Grant will be binding upon the Recipient’s heirs, legal representatives and successors.

        13. Governmental and Other Regulations. The exercise of the Option and the Corporation’s obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

        14. Conflicts with the Plan. If any provision in this Grant conflicts with a provision in the Plan, the Plan shall govern.

        Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

                                                                                     GLOBAL MED TECHNOLOGIES, INC.

                                                                                     By
                                                                                           Michael I. Ruxin, Chairman of the Board
                                                                                           of Directors and Chief Executive Officer

        The undersigned Recipient understands the terms of this Stock Option Grant. The undersigned acknowledges that he or she can receive a copy of the Plan by request to the Corporation. The undersigned agrees to comply with the terms and conditions of the Plan.

Date                       ,
                                                                Recipient:
                                                                Tax ID Number:
                                                                Address:

Exhibit B

FORM OF
NON-QUALIFIED STOCK OPTION GRANT

        STOCK OPTION GRANT effective as of this ____ day of _____________, ______, between GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation (the “Corporation”), and ___________________ (the “Recipient”).

        In accordance with its 2001 Stock Option Plan (the “Plan”), a copy of which has been provided to the Recipient and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire $0.01 par value common stock (“Common Stock”) of the Corporation on favorable terms and thereby increase the Recipient’s proprietary interest in the Corporation and as incentive to put forth maximum efforts for the success of the business of the Corporation. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

        1. Confirmation of Grant of Option. Pursuant to a determination of the Committee (as defined in the Plan) made on ____________, _____ (the “Date of Grant”), the Corporation subject to the terms of the Plan and of this Grant, confirms that the Recipient irrevocably has been granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Non-qualified Stock Option pursuant to Section 6 of the Plan (the “Option”) to purchase an aggregate of _________ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 9 hereof.

        2. Option Price. The Option Price per share of Common Stock covered by the Option will be $______ (the "Option Price") subject to adjustment as provided in Paragraph 9 hereof.

        3. Vesting of Option. [SELECT WHICH VESTING OPTION APPLIES] [This option shall vest as to 20% of the shares covered hereby on the one year anniversary of the date of Grant. Thereafter, this Option shall vest as to an additional 20% of the shares covered hereby, cumulatively, on the second, third, fourth and fifth anniversary dates of the Date of Grant.] OR [This option shall be immediately fully vested from the Date of Grant].

        4. Exercise of Option. Except as otherwise provided in Section 6 of the Plan and Paragraph 3 above, this Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable after the expiration of the term thereof.

        The Option may be exercised, as provided in this Paragraph 4, by notice and payment to the Corporation as provided in Paragraph 9 hereof and Section 6(e) of the Plan.

        5. Term of Option. The term of the Option will be through ____________, 20___, subject to earlier termination or cancellation as provided in this Grant.

        The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been purchased through the exercise of the Option and has been evidenced on the stock transfer records of the Corporation maintained by the Corporation’s transfer agent.

        6. Transferability Restriction. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with Section 6(h) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6, will not prejudice any rights or remedies which the Corporation may have under this Grant or otherwise.

        7. Death, Disability or Retirement of Recipient. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient shall be as set forth in Section 6(g) of the Plan.

        8. Adjustments. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(i) of the Plan.

        9. Notices. Each notice relating to this Grant will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o Michael I. Ruxin, Chairman of the Board of Directors, at 12600 W. Colfax, Suite C-420, Lakewood, Colorado 80215. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient’s address specified below. Anyone to whom a notice may be given under this Grant may designate a new address by notice to that effect given pursuant to this Paragraph 9.

        10. Approval of Consent. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock then may be listed.

        11. Benefits of Grant. This Grant will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Grant will be binding upon the Recipient's heirs, legal representatives and successors.

        12. Governmental and Other Regulations. The exercise of the Option and the Corporation’s obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

        13. Conflicts with the Plan. If any provision in this Grant conflicts with a provision in the Plan, the Plan shall govern.

        Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

                                                                                     GLOBAL MED TECHNOLOGIES, INC.

                                                                                     By
                                                                                           Michael I. Ruxin, Chairman of the Board
                                                                                           of Directors and Chief Executive Officer

        The undersigned Recipient understands the terms of this Stock Option Grant. The undersigned acknowledges that he or she can receive a copy of the Plan by request to the Corporation. The undersigned agrees to comply with the terms and conditions of the Plan.

Date                       ,
                                                                Recipient:
                                                                Tax ID Number:
                                                                Address:

Exhibit C

FORM OF
SUBSCRIPTION AGREEMENT

        THE SECURITIES OF GLOBAL MED TECHNOLOGIES, INC. BEING SUBSCRIBED FOR HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

        IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

        This Subscription Agreement is entered for the purpose of the Undersigned acquiring _____________ shares of the $.01 par value common stock (the “Securities”) of GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation (the “Corporation”) from the Corporation upon the exercise of an Option pursuant to the Corporation’s 2001 Stock Option Plan (the “Plan”). It is understood that exercise of an Option at a time when no registration statement relating thereto is effective under the Securities Act of 1933, as amended (the “Securities Act”) can not be completed until the Undersigned executes this Subscription Agreement and delivers it to the Corporation, and then such exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

        In connection with the Undersigned’s acquisition of the Securities, the Undersigned represents and warrants to the Corporation as follows:

        1. The Undersigned has been provided, and has reviewed all available reports filed by the Corporation pursuant to the Securities Exchange Act of 1934, including (without limitation) the Corporation’s most recent annual report on Form 10-K (or Form 10-KSB) for the most recently-completed fiscal year and all Forms 10-Q (or Forms 10-QSB) for the quarters subsequent to the end of the most recent fiscal year, the Plan, and such other information as the Undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the “Available Information”).

        2. The Corporation has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation’s behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition which the Corporation possesses or can acquire without unreasonable effort or expense.

        3. The Securities are being acquired by the Undersigned for his own account and not on behalf of any other person or entity. The Undersigned’s present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any portion of the Securities in the foreseeable future.

        4. The Undersigned understands that the Securities being acquired hereby have not been registered under the Securities Act or any state or foreign securities laws, and are and will continue to be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act and applicable state statutes, and consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

        5. By the Undersigned’s execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

        6. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

        7. The Undersigned acknowledges and agrees that the Corporation has withheld ___________ shares for the payment of taxes as a result of the exercise of an Option in satisfaction of federal withholding taxes.

(Undersigned)

                            ,
                                                                Recipient:
                                                                Tax ID Number:
                                                                Address:

APPENDIX C

GLOBAL MED TECHNOLOGIES, INC.
AMENDED AND RESTATED 1997 EMPLOYEE STOCK COMPENSATION PLAN

        1. Purpose of the Plan.

        This Amended and Restated 1997 Employee Stock Compensation Plan (the “Plan”), amends, restates and consolidates the 1997 Employee Stock Compensation Plan and all previous amendments thereto. The Plan is intended to further the growth and advance the best interests of Global Med Technologies, a Colorado corporation (the “Company”), by supporting and increasing the Company’s ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for stock compensation through the award of the Company’s Common Stock.

        2. Definitions.

        As used in this Plan, except where the context might clearly indicate otherwise, the following words and phrases shall have the meanings indicated:

(a)	“Act” means the U.S. Securities Act of 1933, as amended.

(b)	“Award” means any grant of Common Stock made under this Plan.

(c)	“Board” shall mean the Board of Directors of the Company.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Common Stock” shall mean the Company's $.01 par value common stock.

(f)	“Date of Grant” means the day the Board of Directors authorized the grant of an Award or such later date as may be specified by the Board of Directors as the date a particular Award will become effective.

(g)	“Employee” means any person or entity that renders bona fide services to the Company, including, without limitation, (i) a person employed by the Company in a key capacity; (ii) an officer or director of the Company; (iii) a person or company engaged by the Company as a consultant or advisor; or (iv) a lawyer, law firm, accountant or accounting firm, or other professionals or professional firms engaged by the Company.

(h)	“Participant” means an Employee to whom an Award of Plan Shares has been made.

(i)	“Plan Shares” means shares of Common Stock from time to time subject to this Plan.

        3. Effective date of the Plan.

        The effective date of this Plan is October 3, 1997. No Plan Shares may be issued after October 2, 2007.

        4. Administration of the Plan.

        A Compensation Committee appointed by the Board or, in the absence of a designated and qualified Committee, the entire Board will administer the Plan and will grant Awards under this Plan. Subject to the express provisions of this Plan, the Compensation Committee or Board of Directors shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive Plan Shares shall rest in the sole discretion of the Board of Directors, subject to the provisions of this Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Board of Directors arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive. The Board of Directors may appoint a compensation committee from among the members of the full Board of Directors to administer this Plan.

        Awards granted under the Plan shall be evidenced by duly adopted resolutions of the Board included in the minutes of the meeting at which they are adopted or in a unanimous written consent. The Committee shall endeavor to administer the Plan hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the Securities Exchange Act of 1934 (the”1934 Act”), although compliance with Section 16 is the obligation of the Participant, not the Company. Neither the Committee, the Board nor the Company can assume any legal responsibility for a Participant’s compliance with his obligations under Section 16 of the 1934 Act.

        5. Stock Subject to the Plan.

        The maximum number of Plan Shares as to which Awards may be granted under this Plan is 1,000,000 shares.

        6. Persons Eligible to Receive Awards.

        Awards may be granted only to Employees (as herein defined).

        7. Grants of Awards.

        Except as otherwise provided herein, the Board of Directors shall have complete discretion to determine when and to which Employees Awards are to be granted, and the number of Plan Shares to be awarded to each Employee. No grant will be made if, in the judgment of the Board of Directors, such a grant would constitute a public distribution within the meaning of the Act or the rules and regulations promulgated thereunder.

        8. Delivery of Stock Certificates.

        As promptly as practicable after authorizing the grant of an Award, the Company shall deliver to the person who is the recipient of the Award, a certificate or certificates registered in that person’s name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear a restrictive legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares.

        9. Assignability.

        No Award of Plan Shares may be assigned. Plan Shares may be assigned after such shares have been awarded, issued and delivered, only in accordance with law and any transfer restrictions imposed at the time of the Award.

        10. Employment.

        Nothing in this Plan or in the grant of an Award shall confer upon any Employee the right to continue in the employ of the Company nor shall it interfere with or restrict in any way the lawful rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

        11. Laws and Regulations.

        The obligation of the Company to issue and deliver Plan Shares on the grant of an Award under this Plan shall be subject to the condition that the Company be satisfied that the issuance and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

        The award, issuance and delivery of Plan Shares shall be subject to approval by the Company’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, applicable state securities laws, the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock then may be listed. Any certificates prepared to evidence Common Stock issued pursuant to an Award shall bear appropriate legends as may be required by the Company’s counsel.

        12. Withholding of Taxes.

        If an Employee is subject to withholding tax, the Company may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of granting an Award, in such amount as the Company in its discretion may determine. In lieu of part or all of any such payment, the Employee may elect to have the Company withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy such withholding obligations. If the Company becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of an Award, and the Employee fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay in respect of issuance of any Plan Shares.

        13. Reservation of Shares.

        The stock subject to this Plan shall, at all times, consist of authorized but unissued shares reacquired or held by the Company equal to the maximum number of shares the Company may be required to issue on the grant of Awards under this Plan, and such number of Common Shares hereby is reserved for such purpose. The Board of Directors may increase or decrease the number of shares subject to this Plan.

        14. Amendment and Termination of the Plan.

        The Board of Directors at any time and from time to time may suspend or terminate the Plan, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the termination date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Board of Directors shall have absolute discretion to amend this Plan, subject to any limitations expressly set forth herein.

        15. Delivery of Plan.

        A copy of this Plan shall be delivered to all participants, together, at the Company’s option, with a copy of the resolution or resolutions of the Board of Directors authorizing the granting of the Award.

        16. Liability.

        No member of the Board, any committee of directors, or officers, Employees or agents of the Company shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

        17. Reorganization and Recapitalization of the Company.

        (a) The shares of Common Stock subject to this Plan are shares of the Common Stock of the Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock reserved and unissued under this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.

        (b) Except as expressly provided above, the Company’s issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

        18. Miscellaneous Provisions.

        The place of administration of this Plan shall be in the State of Colorado and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of such state.

        Without amending this Plan, the Board of Directors may issue Plan Shares to Employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries.

        All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

        By signature below, the undersigned officer of the Company hereby certifies that the foregoing is a true and correct copy of the Amended and Restated 1997 Employee Stock Compensation Plan of the Company.

        DATED:                                           2001

                                                                                     GLOBAL MED TECHNOLOGIES, INC.

                                                                                     By
                                                                                           Michael I. Ruxin, Chairman of the Board
                                                                                           of Directors and Chief Executive Officer